--------------------------------------------------------------------------------
                              P R O S P E C T U S
     ----------------------------------------------------------------------

                     VAN KAMPEN EMERGING MARKETS DEBT FUND
                      VAN KAMPEN GLOBAL FIXED INCOME FUND
                   VAN KAMPEN HIGH YIELD & TOTAL RETURN FUND
                     VAN KAMPEN WORLDWIDE HIGH INCOME FUND
                               PORTFOLIOS OF THE
                          VAN KAMPEN SERIES FUND, INC.

                  P.O. BOX 418256, KANSAS CITY, MISSOURI 64141
                      FOR INFORMATION CALL 1-800-282-4404
                                 --------------

    Van Kampen Series Fund, Inc. (the "Company") is an open-end management investment company, or mutual fund, which consists of twenty-three investment portfolios. This prospectus (the "Prospectus") describes the Class A, Class B and Class C shares of the four portfolios listed above (each, a "Fund," and together, the "Funds").

    The Funds are designed to make available to retail investors the expertise of Van Kampen Investment Advisory Corp. as an investment adviser (the "Adviser") and administrator (the "Administrator") and the Adviser's affiliates, including Morgan Stanley Asset Management Inc. as a sub-adviser ("MSAM" or the "Sub-Adviser") and Van Kampen Funds Inc. as the Funds' distributor (the "Distributor"). Shares are available through the Distributor and investment dealers, banks and financial services firms that provide distribution, administrative or shareholder services ("Participating Dealers"). As of the date of this Prospectus, the Van Kampen Emerging Markets Debt Fund is not offering shares.

    THE VAN KAMPEN EMERGING MARKETS DEBT FUND, VAN KAMPEN HIGH YIELD & TOTAL RETURN FUND AND VAN KAMPEN WORLDWIDE HIGH INCOME FUND NORMALLY INVEST BETWEEN 80% AND 100% OF THEIR RESPECTIVE TOTAL ASSETS IN LOWER RATED AND UNRATED BONDS, COMMONLY REFERRED TO AS "JUNK BONDS." BONDS OF THIS TYPE ARE SUBJECT TO GREATER RISKS THAN THOSE INVOLVED IN HIGHER RATED BONDS, INCLUDING THE RISK OF DEFAULT. INVESTORS SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH AN INVESTMENT IN THESE FUNDS. SEE "ADDITIONAL INVESTMENT INFORMATION -- LOWER RATED AND UNRATED DEBT SECURITIES."

    This Prospectus is designed to set forth concisely the information about the Funds that a prospective investor should know before investing and it should be retained for future reference. Additional information about the Company is contained in a "Statement of Additional Information," dated September 30, 1998, which is incorporated herein by reference. The Company offers other portfolios which are described in other prospectuses. The Statement of Additional Information and the prospectuses pertaining to the other portfolios of the Company are available upon request and without charge by writing or calling the Company at the address and telephone number set forth above. The Statement of Additional Information and other materials regarding the Company have been filed with the Securities and Exchange Commission and are available at the Commission's internet web site (http://www.sec.gov).

    THE COMPANY'S SHARES ARE NOT OBLIGATIONS, DEPOSITS OR ACCOUNTS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK OR DEPOSITORY INSTITUTION, OR ANY AFFILIATES OR CORRESPONDENTS THEREOF. THE COMPANY'S SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. SHARES OF THE COMPANY INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
   EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION
      PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
        REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

               THE DATE OF THIS PROSPECTUS IS SEPTEMBER 30, 1998.

                                                                 MS PRO FIX 9/98

                               TABLE OF CONTENTS

                                                                                                                PAGE
                                                                                                                -----
Prospectus Summary.........................................................................................           3
Fund Expenses..............................................................................................           5
Financial Highlights.......................................................................................           8
Investment Objectives and Policies.........................................................................          14
Additional Investment Information..........................................................................          20
Investment Limitations.....................................................................................          29
Management of the Company..................................................................................          30
Purchase of Shares.........................................................................................          33
Shareholder Services.......................................................................................          41
Redemption of Shares.......................................................................................          43
Valuation of Shares........................................................................................          45
Portfolio Transactions.....................................................................................          46
Performance Information....................................................................................          47
Dividends and Distributions................................................................................          48
Taxes......................................................................................................          48
General Information........................................................................................          49
Appendix A--Description of Corporate Bond Ratings..........................................................         A-1

    No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds, the Adviser or the Distributor. This Prospectus does not constitute an offer by the Funds or by the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Funds to make such an offer in such jurisdiction.

                               PROSPECTUS SUMMARY
THE COMPANY
    The Company currently consists of twenty-three portfolios which are designed to offer investors a range of investment choices with Van Kampen Investment Advisory Corp. (the "Adviser") providing services as adviser and administrator and its affiliate, Morgan Stanley Asset Management Inc. ("MSAM" or the "Sub-Adviser"), providing services as sub-adviser. Van Kampen Funds Inc. (the "Distributor") provides services as Distributor.
    This Prospectus describes Class A, Class B and Class C shares of the four portfolios shown below. For ease of reference, the words "Van Kampen," which begin the name of each portfolio, are not used throughout this Prospectus. The investment objective of each Fund is as follows:
    - The EMERGING MARKETS DEBT FUND seeks high total return by investing primarily in debt securities of government, government-related and corporate issuers located in emerging markets countries. As of the date of this Prospectus, the Emerging Markets Debt Fund is not offering shares.
    - The GLOBAL FIXED INCOME FUND seeks to produce an attractive real rate of return while preserving capital by investing in fixed income securities of issuers throughout the world, including U.S. issuers.
    - The HIGH YIELD & TOTAL RETURN FUND seeks to maximize total return by investing in a diversified portfolio of high yield, high risk income securities that offer a yield above that generally available on debt securities in the four highest rating categories of the recognized rating services.
    - The WORLDWIDE HIGH INCOME FUND seeks high current income consistent with relative stability of principal and, secondarily, capital appreciation, by investing primarily in a portfolio of high yielding, high risk fixed income securities of issuers located throughout the world.
    There can be no assurance a Fund will achieve its investment objective.
RISK FACTORS
    The investment policies of each Fund entail certain risks and considerations of which an investor should be aware. The Funds will invest in securities of foreign issuers, including emerging country securities. Securities of foreign issuers and, in particular, emerging country securities are subject to certain risks not typically associated with domestic securities. See "Additional Investment Information--Foreign Investment" for more information. The Emerging Markets Debt and Worldwide High Income Funds invest in securities of issuers located in developing countries and emerging markets, which may impose greater liquidity risks and other risks not typically associated with investing in the more established markets of developed countries. The Funds may also invest in sovereign debt that is considered to be speculative in nature and involves a high degree of risk. The Funds may invest in forward foreign currency exchange contracts, and foreign currency exchange futures and options. Each Fund may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including private placement securities. Such securities may be less liquid than publicly traded securities.
    The Emerging Markets Debt, High Yield & Total Return and Worldwide High Income Funds may invest in lower rated and unrated debt securities which are considered more speculative with regard to the payment of interest and return of principal than higher rated debt obligations. See "Additional Investment Information -- Lower Rated and Unrated Debt Securities." The Emerging Markets Debt and Worldwide High Income Funds may borrow money for leveraging in an amount not in excess of 33 1/3% of its total assets (including the amount borrowed), less all liabilities and indebtedness other than borrowing, and engage in reverse repurchase agreements and short sales. Such practices involve special risks. See "Additional Investment Information -- Borrowing and Other Forms of Leverage", "-- Reverse Repurchase Agreements" and "-- Short Sales."
    In addition, the Funds may invest in derivatives, which include options, futures and options on futures. The Emerging Markets Debt, Global Fixed Income and Worldwide High Income Funds are non-diversified portfolios which may invest a greater portion of their assets in the securities of a smaller number of issuers and, as a result, will be subject to greater risks resulting from such practice than a portfolio which is diversified. Each

Fund may invest in repurchase agreements, lend its portfolio securities, purchase securities on a when-issued or delayed delivery basis, and borrow money. Each of these investment strategies involves specific risks which are described under "Investment Objectives and Policies" and "Additional Investment Information" herein and under "Investment Objectives and Policies" in the Statement of Additional Information.
HOW TO INVEST
    The Class A, Class B and Class C shares of the Funds are designed to provide investors a choice of three ways to pay distribution costs. Class A shares of the Funds are offered at net asset value per share plus a maximum initial sales charge of 4.75% which initial sales charge may be reduced on certain larger purchases or when combining purchases with the investor's aggregate investments in the Participating Funds (as defined within the Prospectus). Class B and Class C shares of the Funds are offered at net asset value per share. Class B shares are subject to a contingent deferred sales charge ("CDSC") for redemptions within five years of purchase and are subject to higher annual distribution-related expenses than the Class A shares. Class C shares are subject to a CDSC for redemptions within one year of purchase and are subject to higher annual distribution-related expenses than the Class A shares. See "Purchase of Shares" for a discussion of reduction or waiver of sales charges, which are available for certain investors. Share purchases may be made through the Distributor, through Participating Dealers or by sending payments directly to the Company. The minimum initial investment is $500 for each class of a Fund, except that the minimum initial investment amount is reduced for certain categories of investors. The minimum for subsequent investments is $25 for each class of a Fund, except that there is no minimum for automatic reinvestment of dividends and distributions. See "Purchase of Shares."
HOW TO REDEEM
    Shares of each Fund may be redeemed at any time at the net asset value per share (less any applicable CDSC) of the Fund next determined after receipt of the redemption request. The redemption price may be more or less than the purchase price. See "Redemption of Shares."

                                 FUND EXPENSES

    The following table illustrates all expenses and fees that a shareholder of a Fund may incur:

                                                              GLOBAL     HIGH YIELD   WORLDWIDE
                                                EMERGING      FIXED       & TOTAL        HIGH
                                                MARKETS       INCOME       RETURN       INCOME
SHAREHOLDER TRANSACTION EXPENSES               DEBT FUND       FUND         FUND         FUND
---------------------------------------------  ----------   ----------   ----------   ----------
Maximum Sales Load Imposed on Purchases (as a
 percentage of offering price)
    Class A..................................    4.75%(1)     4.75%(1)     4.75%(1)     4.75%(1)
    Class B..................................     None         None         None         None
    Class C..................................     None         None         None         None
Maximum Deferred Sales Load (as a percentage
 of the lesser of initial purchase price or
 current market value)
    Class A
      For Purchases up to $999,999...........     None         None         None         None
      For Purchases of $1,000,000 or more....    1.00%(2)     1.00%(2)     1.00%(2)     1.00%(2)
    Class B..................................    4.00%(3)     4.00%(3)     4.00%(3)     4.00%(3)
    Class C..................................    1.00%(4)     1.00%(4)     1.00%(4)     1.00%(4)
Maximum Sales Load Imposed on Reinvested
 Dividends
    Class A..................................     None         None         None         None
    Class B..................................     None         None         None         None
    Class C..................................     None         None         None         None
Redemption Fees
    Class A..................................     None         None         None         None
    Class B..................................     None         None         None         None
    Class C..................................     None         None         None         None
Exchange Fees
    Class A..................................     None         None         None         None
    Class B..................................     None         None         None         None
    Class C..................................     None         None         None         None

------------------
(1) Percentage shown is the maximum sales load. Certain large purchases may be subject to a reduced sales load. See "Purchase of Shares."

(2) Purchases of Class A shares of the Funds which, when combined with the net asset value of the purchaser's existing investments in Class A shares of the Participating Funds (as defined under "Purchase of Shares - Quantity Discounts"), aggregate to $1 million or more are not subject to an initial sales load (an "initial sales charge"). A contingent deferred sales charge ("CDSC") of 1.00% will be imposed, however, on shares from any such purchase that are redeemed within one year following such purchase. Certain other purchases are not subject to an initial sales charge. See "Purchase of Shares."

(3) Percentage shown is the maximum CDSC. Purchases of Class B shares of the Funds are subject to a maximum CDSC of 4.00% which decreases to 0.00% after five years. See "Purchase of Shares."

(4) Purchases of Class C shares of the Funds are subject to a CDSC of 1.00% for redemptions made within one year of purchase. See "Purchase of Shares."

          ANNUAL FUND OPERATING EXPENSES                                                 HIGH YIELD     WORLDWIDE
--------------------------------------------------      EMERGING                          & TOTAL          HIGH
                                                      MARKETS DEBT      GLOBAL FIXED       RETURN         INCOME
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)             FUND          INCOME FUND         FUND           FUND
                                                     ---------------    ------------     ----------     ----------
Investment Advisory Fee (after fee waiver) (5)
    Class A.......................................          1.25%           0.00%          0.11%          0.75%
    Class B.......................................          1.25%           0.00%          0.11%          0.75%
    Class C.......................................          1.25%           0.00%          0.11%          0.75%
12b-1 Distribution and Service Fees
    Class A (6)...................................          0.25%           0.25%          0.25%          0.25%
    Class B (6)...................................          1.00%           1.00%          1.00%          1.00%
    Class C (6)...................................          1.00%           1.00%          1.00%          1.00%
Other Expenses (after expense reimbursement) (5)
    Class A.......................................          0.55%           1.20%          0.89%          0.45%
    Class B.......................................          0.55%           1.20%          0.89%          0.45%
    Class C.......................................          0.55%           1.20%          0.89%          0.45%
Total Operating Expenses (after expense
 reimbursement and/or fee waiver) (5)
    Class A.......................................          2.05%           1.45%          1.25%          1.45%
    Class B.......................................          2.80%           2.20%          2.00%          2.20%
    Class C.......................................          2.80%           2.20%          2.00%          2.20%

------------------
(5) The Adviser has agreed to waive a portion of its advisory fees and/or to reimburse a portion of expenses of the Emerging Markets Debt, Global Fixed Income and High Yield & Total Return Funds, if necessary, if the total annual operating expenses of such Funds, as a percentage of average daily net assets, would exceed the percentages set forth in the table above. The following table sets forth for each of these Funds investment advisory fees and expected total operating expenses absent fee waivers and/or expense reimbursements.The Adviser in its discretion may terminate voluntary fee waivers and/or reimbursements at any time. Absent the waiver of fees or reimbursement of expenses, the amounts in the examples below would be greater.

                                                              GLOBAL     HIGH YIELD
                                                EMERGING      FIXED       & TOTAL
                                                MARKETS       INCOME       RETURN
                                               DEBT FUND       FUND         FUND
                                               ----------   ----------   ----------
    Investment Advisory Fees
        All Classes..........................    1.25%        0.75%        0.75%
    Total Operating Expenses
        Class A..............................    2.05%        3.00%        1.89%
        Class B..............................    2.80%        3.75%        2.64%
        Class C..............................    2.80%        3.75%        2.64%

   With respect to the Worldwide High Income Fund, the Adviser has agreed to waive a portion of its advisory fees and/or reimburse a portion of the Fund's expenses if the total annual operating expenses would exceed 1.55%, 2.30% and 2.30% for Class A, Class B and Class C shares, respectively. For further information on Fund expenses, see "Management of the Company."

(6) Of the 12b-1 distribution and service fees for the Class A shares, 0.25% represents a shareholder services fee, and for the Class B shares and the Class C shares, 0.75% represents a distribution fee and 0.25% represents a shareholder services fee. See "Management of the Company--Distributor." Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD").

    The purpose of the above table is to assist the investor in understanding the various expenses that an investor in the Funds will bear directly or indirectly. The expenses and fees for the Global Fixed Income, High Yield & Total Return and Worldwide High Income Funds are based on actual figures for the fiscal year ended June 30, 1998. The expenses and fees for the Emerging Markets Debt Fund are based on the advisory agreement, 12b-1 plan and estimates of other expenses because the Fund has not commenced investment operations as of June 30, 1998.

    The following examples illustrate the expenses that you would pay on a $1,000 investment, assuming a 5% annual rate of return, reinvestment of all dividends and distributions, and redemption at the end of each time period as indicated, in (i) Class A shares of each Fund, including the maximum 4.75% initial sales charge, (ii) Class B shares of each Fund, which have a CDSC, but no initial sales charge and (iii) Class C shares of each Fund, which have a CDSC, but no initial sales charge.

                                                                        GLOBAL     HIGH YIELD   WORLDWIDE
                                                          EMERGING      FIXED       & TOTAL        HIGH
                                                          MARKETS       INCOME       RETURN       INCOME
                                                         DEBT FUND       FUND         FUND         FUND
                                                         ----------   ----------   ----------   ----------
Class A shares
    1 Year.............................................  $   67(1)    $   62(1)    $   60(1)    $   62(1)
    3 Years............................................     109           91           85           92
    5 Years............................................      *           123          113          124
    10 Years...........................................      *           213          191          214
Class B shares
 (Assuming complete redemption at end of period)
    1 Year.............................................      68           62           60           62
    3 Years............................................     117           99           93           99
    5 Years............................................      *           133          123          133
    10 Years (2).......................................      *           234          213          237
 (Assuming no redemption)
    1 Year.............................................      28           22           20           22
    3 Years............................................      87           69           63           69
    5 Years............................................      *           118          108          118
    10 Years (2).......................................      *           234          213          237
Class C shares
 (Assuming complete redemption immediately prior
 to the end of period)
    1 Year.............................................      38           32           30           32
    3 Years............................................      87           69           63           69
    5 Years............................................      *           118          108          118
    10 Years...........................................      *           253          233          253
Class C shares
 (Assuming no redemption)
    1 Year.............................................      28           22           20           22
    3 Years............................................      87           69           63           69
    5 Years............................................      *           118          108          118
    10 Years...........................................      *           253          233          253

------------------
 * Because the Emerging Markets Debt Fund has not commenced investment operations as of the date of this Prospectus, the Fund has not projected expenses beyond the three-year period shown.

(1) The example reflects Class A shares sold subject to the maximum 4.75% initial sales charge. Certain large purchases may be subject to a reduced initial sales charge. Purchases of Class A shares of the Funds which, when combined with the value of the purchaser's existing investments in Class A shares of the Participating Funds, aggregate to $1 million or more are not subject to an initial sales charge but a CDSC of 1.00% will be imposed on such shares that are redeemed within one year following such purchase.

(2) The expenses shown reflect that Class B shares automatically convert to Class A shares after eight years.

    THE FOREGOING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

    The following tables provide financial highlights for the Class A, Class B and Class C shares of the Global Fixed Income, High Yield & Total Return and Worldwide High Income Funds for each of the periods presented. The financial highlights are part of the Company's financial statements, which appear in the Company's June 30, 1998 Annual Report to Shareholders. The financial statements are incorporated into the Funds' Statement of Additional Information. The foregoing Funds' financial highlights for each of the periods presented have been audited by PricewaterhouseCoopers LLP, whose report thereon (which was unqualified) is also incorporated into the Statement of Additional Information. Additional performance information about the Company is contained in the Company's Annual Report and Semi-Annual Report. The Annual Report, Semi-Annual Report and the Statement of Additional Information are available at no cost from the Company at the address and telephone number noted on the cover page of this Prospectus. The following information should be read in conjunction with the financial statements and notes thereto. Financial highlights are not presented for the Emerging Markets Debt Fund because it had not commenced investment operations as of the date of this Prospectus.

                              FINANCIAL HIGHLIGHTS
                            GLOBAL FIXED INCOME FUND

                                                                                                       CLASS B
                                                          CLASS A                            ---------------------------
                                 ---------------------------------------------------------                        AUGUST
                                                                                   JANUARY                            1,
                                    YEAR      YEAR      YEAR      YEAR      YEAR        4,      YEAR      YEAR     1995+
                                   ENDED     ENDED     ENDED     ENDED     ENDED     1993*     ENDED     ENDED        TO
                                    JUNE      JUNE      JUNE      JUNE      JUNE   TO JUNE      JUNE      JUNE      JUNE
SELECTED PER SHARE DATA AND          30,       30,       30,       30,       30,       30,       30,       30,       30,
  RATIOS                           1998#      1997      1996      1995      1994      1993     1998#      1997      1996
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                          $ 9.95   $  9.94   $ 10.23   $  9.53   $ 10.55   $ 10.00   $  9.91   $  9.91   $ 10.24
                                 -------   -------   -------   -------   -------   -------   -------   -------   -------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income             0.39      0.44      0.53      0.56      0.52      0.25      0.32      0.41      0.64
  Net Realized and Unrealized
   Gain (Loss)                      0.13     (0.02)    (0.01)     0.50     (0.42)     0.55      0.13     (0.07)    (0.26)
                                 -------   -------   -------   -------   -------   -------   -------   -------   -------
  Total From Investment
   Operations                       0.52      0.42      0.52      1.06      0.10      0.80      0.45      0.34      0.38
                                 -------   -------   -------   -------   -------   -------   -------   -------   -------
DISTRIBUTIONS
  Net Investment Income            (0.39)    (0.35)    (0.79)    (0.36)    (0.50)    (0.25)    (0.33)    (0.29)    (0.69)
  In Excess of Net Investment
   Income                          (0.01)    (0.06)    (0.02)       --     (0.12)       --     (0.01)    (0.05)    (0.02)
  Net Realized Gain                (0.05)       --        --        --     (0.47)       --     (0.05)       --        --
  In Excess of Net Realized
   Gain                               --        --        --        --     (0.03)       --        --        --        --
                                 -------   -------   -------   -------   -------   -------   -------   -------   -------
  Total Distributions              (0.45)    (0.41)    (0.81)    (0.36)    (1.12)    (0.25)    (0.39)    (0.34)    (0.71)
                                 -------   -------   -------   -------   -------   -------   -------   -------   -------
NET ASSET VALUE, END OF PERIOD    $10.02   $  9.95   $  9.94   $ 10.23   $  9.53   $ 10.55   $  9.97   $  9.91   $  9.91
                                 -------   -------   -------   -------   -------   -------   -------   -------   -------
                                 -------   -------   -------   -------   -------   -------   -------   -------   -------
TOTAL RETURN (1)                    5.36%     4.27%     5.20%    11.41%     0.41%     8.02%     4.65%     3.48%     3.76%
                                 -------   -------   -------   -------   -------   -------   -------   -------   -------
                                 -------   -------   -------   -------   -------   -------   -------   -------   -------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
  (000's)                        $ 4,413   $ 6,407   $ 7,432   $11,092   $10,369   $ 6,633   $ 1,425   $ 1,716   $ 1,440
Ratio of Expenses to Average
  Net Assets                        1.45%     1.45%     1.45%     1.45%     1.45%     1.45%**    2.20%    2.20%     2.20%**
Ratio of Net Investment Income
  to Average Net Assets             3.94%     4.40%     5.02%     5.84%     4.70%     5.00%**    3.21%    3.65%     3.38%**
Portfolio Turnover Rate               78%      170%      223%      169%      168%       55%       78%      170%      223%
------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation
  During the Period
  Per Share Benefit to Net
   Investment Income               $0.15   $  0.12   $  0.07   $  0.07   $  0.11   $  0.07   $  0.15   $  0.13   $  0.12
Ratios Before Expense
  Limitation:
  Expenses to Average Net
   Assets                           3.00%     2.57%     2.16%     2.22%     2.48%     2.88%**    3.75%    3.37%     3.57%**
  Net Investment Income to
   Average Net Assets               2.42%     3.25%     4.31%     5.07%     3.67%     3.57%**    1.65%    2.45%     2.01%**
------------------------------------------------------------------------------------------------------------------------

 * Commencement of operations

 ** Annualized

 + The Fund began offering Class B shares on August 1, 1995.

(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.

 # Net investment income and capital charges per share are based upon monthly average shares outstanding.

                         FINANCIAL HIGHLIGHTS CONTINUED
                            GLOBAL FIXED INCOME FUND

                                                          CLASS C
                                 ---------------------------------------------------------
                                                                                   JANUARY
                                    YEAR      YEAR      YEAR      YEAR      YEAR        4,
                                   ENDED     ENDED     ENDED     ENDED     ENDED     1993*
                                    JUNE      JUNE      JUNE      JUNE      JUNE   TO JUNE
SELECTED PER SHARE DATA AND          30,       30,       30,       30,       30,       30,
  RATIOS                           1998#      1997      1996      1995      1994      1993
------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                         $  9.90   $  9.90   $ 10.20   $  9.54   $ 10.56   $ 10.00
                                 -------   -------   -------   -------   -------   -------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income             0.32      0.39      0.37      0.49      0.43      0.21
  Net Realized and Unrealized
   Gain (Loss)                      0.13     (0.05)     0.08      0.47     (0.40)     0.55
                                 -------   -------   -------   -------   -------   -------
  Total From Investment
   Operations                       0.45      0.34      0.45      0.96      0.03      0.76
                                 -------   -------   -------   -------   -------   -------
DISTRIBUTIONS
  Net Investment Income            (0.33)    (0.29)    (0.73)    (0.30)    (0.44)    (0.20)
  In Excess of Net Investment
   Income                          (0.01)    (0.05)    (0.02)       --     (0.11)       --
  Net Realized Gain                (0.05)       --        --        --     (0.47)       --
  In Excess of Net Realized
   Gain                               --        --        --        --     (0.03)       --
                                 -------   -------   -------   -------   -------   -------
  Total Distributions              (0.39)    (0.34)    (0.75)    (0.30)    (1.05)    (0.20)
                                 -------   -------   -------   -------   -------   -------
NET ASSET VALUE, END OF PERIOD   $  9.96   $  9.90   $  9.90   $ 10.20   $  9.54   $ 10.56
                                 -------   -------   -------   -------   -------   -------
                                 -------   -------   -------   -------   -------   -------
TOTAL RETURN (1)                    4.65%     3.48%     4.47%    10.24%    (0.25)%    7.61%
                                 -------   -------   -------   -------   -------   -------
                                 -------   -------   -------   -------   -------   -------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
  (000's)                        $ 1,888   $ 2,445   $ 2,844   $ 5,965   $ 5,407   $ 6,120
Ratio of Expenses to Average
  Net Assets                        2.20%     2.20%     2.20%     2.20%     2.20%     2.20%**
Ratio of Net Investment Income
  to Average Net Assets             3.21%     3.65%     4.35%     5.09%     3.95%     4.25%**
Portfolio Turnover Rate               78%      170%      223%      169%      168%       55%
------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net
   Investment Income             $  0.15   $  0.12   $  0.06   $  0.08   $  0.12   $  0.07
Ratios Before Expense
  Limitation:
  Expenses to Average Net
   Assets                           3.75%     3.35%     2.87%     2.97%     3.29%     3.63%**
Net Investment Income to
  Average Net Assets                1.67%     2.48%     3.68%     4.32%     2.86%     2.82%**
------------------------------------------------------------------------------------------

 * Commencement of operations

 ** Annualized

 + The Fund began offering Class B shares on August 1, 1995.

(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.

 # Net investment income and capital charges per share are based upon monthly average shares outstanding.

                         FINANCIAL HIGHLIGHTS CONTINUED
                         HIGH YIELD & TOTAL RETURN FUND

                                          CLASS A                          CLASS B                            CLASS C
                                ----------------------------     ----------------------------     -------------------------------
                                    YEAR      YEAR    MAY 1,         YEAR      YEAR    MAY 1,         YEAR      YEAR       MAY 1,
                                   ENDED     ENDED  1996* TO        ENDED     ENDED  1996* TO        ENDED     ENDED     1996* TO
SELECTED PER SHARE DATA AND     JUNE 30,  JUNE 30,  JUNE 30,     JUNE 30,  JUNE 30,  JUNE 30,     JUNE 30,  JUNE 30,     JUNE 30,
RATIOS                             1998#      1997      1996        1998#      1997      1996        1998#      1997         1996
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                         $  12.86  $  11.92  $  12.00     $  12.86  $  11.93  $  12.00     $  12.86  $  11.93     $  12.00
                                --------  --------  --------     --------  --------  --------     --------  --------     --------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income             0.97      1.07      0.13         0.87      0.98      0.12         0.86      0.99         0.12
  Net Realized and Unrealized
   Gain (Loss)                      0.35      0.99     (0.09)        0.34      0.99     (0.09)        0.35      0.98        (0.09)
                                --------  --------  --------     --------  --------  --------     --------  --------     --------
  Total From Investment
   Operations                       1.32      2.06      0.04         1.21      1.97      0.03         1.21      1.97         0.03
                                --------  --------  --------     --------  --------  --------     --------  --------     --------
DISTRIBUTION:
  Net Investment Income            (0.97)    (1.07)    (0.12)       (0.89)    (0.99)    (0.10)       (0.89)    (0.99)       (0.10)
  Net Realized Gain                (0.55)    (0.05)       --        (0.55)    (0.05)       --        (0.55)    (0.05)          --
                                --------  --------  --------     --------  --------  --------     --------  --------     --------
  Total Distributions              (1.52)    (1.12)    (0.12)       (1.44)    (1.04)    (0.10)       (1.44)    (1.04)       (0.10)
                                --------  --------  --------     --------  --------  --------     --------  --------     --------
NET ASSET VALUE, END OF PERIOD  $  12.66  $  12.86  $  11.92     $  12.63  $  12.86  $  11.93     $  12.63  $  12.86     $  11.93
                                --------  --------  --------     --------  --------  --------     --------  --------     --------
                                --------  --------  --------     --------  --------  --------     --------  --------     --------
TOTAL RETURN (1)                   10.81%    18.12%     0.29%        9.86%    17.22%     0.21%        9.86%    17.21%        0.21%
                                --------  --------  --------     --------  --------  --------     --------  --------     --------
                                --------  --------  --------     --------  --------  --------     --------  --------     --------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (000's)                        $  7,813  $  8,980  $  3,907     $ 18,420  $  8,617  $  3,421     $  8,145  $  4,970     $  3,316
Ratio of Expenses to Average
 Net Assets                         1.25%     1.25%     1.25%**      2.00%     2.00%     2.00%**      2.00%     2.00%        2.00%**
Ratio of Net Investment Income
 to Average Net Assets              7.42%     8.83%     6.85%**      6.70%     7.99%     6.08%**      6.63%     8.03%        6.07%**
Portfolio Turnover Rate               81%      104%       10%          81%      104%       10%          81%      104%          10%
---------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
 Limitation During the Period
  Per Share Benefit to Net
   Investment Income            $   0.08  $   0.10  $   0.04     $   0.08  $   0.10  $   0.04     $   0.08  $   0.11     $   0.04
Ratios Before Expense
 Limitation:
  Expenses to Average Net
   Assets                           1.89%     2.04%     3.51%**      2.64%     2.82%     4.25%**      2.64%     2.88%        4.25%**
  Net Investment Income to
   Average Net Assets               6.78%     8.04%     4.59%**      6.04%     7.17%     3.83%**      6.01%     7.15%        3.82%**
---------------------------------------------------------------------------------------------------------------------------------

 * Commencement of operations
 ** Annualized
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.
 # Net investment income and capital charges per share are based upon monthly average shares outstanding.

                         FINANCIAL HIGHLIGHTS CONTINUED
                           WORLDWIDE HIGH INCOME FUND

                                                                 CLASS A                                      CLASS B
                                  ----------------------------------------------------------------------    ------------
                                                                                               APRIL 21,
                                    YEAR ENDED      YEAR ENDED    YEAR ENDED    YEAR ENDED         1994*      YEAR ENDED
SELECTED PER SHARE DATA AND           JUNE 30,        JUNE 30,      JUNE 30,      JUNE 30,   TO JUNE 30,        JUNE 30,
RATIOS                                   1998#            1997          1996          1995          1994           1998#
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                           $      14.26    $      12.47  $      11.57  $      12.17  $      12.00    $      14.20
                                  ------------    ------------  ------------  ------------        ------    ------------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income                   1.15            1.25          1.36          1.26          0.18            1.04
  Net Realized and Unrealized
   Gain (Loss)                           (0.67)           2.30          0.80         (0.52)         0.16           (0.65)
                                  ------------    ------------  ------------  ------------        ------    ------------
  Total From Investment
   Operations                             0.48            3.55          2.16          0.74          0.34            0.39
                                  ------------    ------------  ------------  ------------        ------    ------------
DISTRIBUTIONS
  Net Investment Income                  (1.09)          (1.25)        (1.26)        (1.22)        (0.17)          (1.00)
  Net Realized Gain                      (1.19)          (0.51)           --         (0.12)           --           (1.19)
                                  ------------    ------------  ------------  ------------        ------    ------------
  Total Distributions                    (2.28)          (1.76)        (1.26)        (1.34)        (0.17)          (2.19)
                                  ------------    ------------  ------------  ------------        ------    ------------
NET ASSET VALUE, END OF PERIOD    $      12.46    $      14.26  $      12.47  $      11.57  $      12.17    $      12.40
                                  ------------    ------------  ------------  ------------        ------    ------------
                                  ------------    ------------  ------------  ------------        ------    ------------
TOTAL RETURN (1)                          3.40%          30.29%        19.61%         6.87%         2.86%           2.63%
                                  ------------    ------------  ------------  ------------        ------    ------------
                                  ------------    ------------  ------------  ------------        ------    ------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (000's)                          $     91,579    $     76,439  $     41,493  $     14,819  $      6,857    $    146,401
Ratio of Expenses to Average
 Net Assets                               1.45%           1.52%         1.55%         1.55%         1.55%**         2.20%
Ratio of Net Investment Income
 to Average Net Assets                    8.36%           9.73%        11.95%        11.53%         8.29%**         7.64%
Portfolio Turnover Rate                    156%            157%          220%          178%           19%            156%
------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
 Limitation During the Period
  Per Share Benefit to Net
   Investment Income              $         --    $         --  $       0.02  $       0.05  $       0.02    $         --
Ratios Before Expense
 Limitation:
  Expenses to Average Net
   Assets                                   --              --          1.69%         1.97%         3.23%**           --
  Net Invesment Income to
   Average Net Assets                       --              --         11.81%        11.11%         6.61%**           --
------------------------------------------------------------------------------------------------------------------------


                                                 AUGUST 1,
                                  YEAR ENDED         1995+
SELECTED PER SHARE DATA AND         JUNE 30,   TO JUNE 30,
RATIOS                                  1997          1996
------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                         $      12.44  $      11.63
                                ------------  ------------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income                 1.07          1.18
  Net Realized and Unrealized
   Gain (Loss)                          2.35          0.72
                                ------------  ------------
  Total From Investment
   Operations                           3.42          1.90
                                ------------  ------------
DISTRIBUTIONS
  Net Investment Income                (1.15)        (1.09)
  Net Realized Gain                    (0.51)           --
                                ------------  ------------
  Total Distributions                  (1.66)        (1.09)
                                ------------  ------------
NET ASSET VALUE, END OF PERIOD  $      14.20  $      12.44
                                ------------  ------------
                                ------------  ------------
TOTAL RETURN (1)                       29.14%        17.07%
                                ------------  ------------
                                ------------  ------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (000's)                        $     78,340  $     26,174
Ratio of Expenses to Average
 Net Assets                             2.27%         2.30%**
Ratio of Net Investment Income
 to Average Net Assets                  8.86%        12.06%**
Portfolio Turnover Rate                  157%          220%
------------------------------
Effect of Voluntary Expense
 Limitation During the Period
  Per Share Benefit to Net
   Investment Income            $         --  $       0.02
Ratios Before Expense
 Limitation:
  Expenses to Average Net
   Assets                                 --          2.47%**
  Net Invesment Income to
   Average Net Assets                     --         11.89%**
------------------------------

 * Commencement of operations
 ** Annualized
 + The Fund began offering Class B shares on August 1, 1995.
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.
 # Net investment income and capital charges per share are based upon monthly average shares outstanding.

                         FINANCIAL HIGHLIGHTS CONTINUED
                           WORLDWIDE HIGH INCOME FUND

                                                                CLASS C
                                  --------------------------------------------------------------------
                                                                                             APRIL 21,
                                    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED         1994*
SELECTED PER SHARE DATA AND           JUNE 30,      JUNE 30,      JUNE 30,      JUNE 30,   TO JUNE 30,
RATIOS                                   1998#          1997          1996          1995          1994
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                           $      14.21  $      12.45  $      11.58  $      12.16  $      12.00
                                  ------------  ------------  ------------  ------------        ------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income                   1.04          1.16          1.30          1.17          0.17
  Net Realized and Unrealized
   Gain (Loss)                           (0.66)         2.26          0.77         (0.50)         0.15
                                  ------------  ------------  ------------  ------------        ------
  Total From Investment
   Operations                             0.38          3.42          2.07          0.67          0.32
                                  ------------  ------------  ------------  ------------        ------
DISTRIBUTIONS
  Net Investment Income                  (1.00)        (1.15)        (1.20)        (1.13)        (0.16)
  Net Realized Gain                      (1.19)        (0.51)           --         (0.12)           --
                                  ------------  ------------  ------------  ------------        ------
  Total Distributions                    (2.19)        (1.66)        (1.20)        (1.25)        (0.16)
                                  ------------  ------------  ------------  ------------        ------
NET ASSET VALUE, END OF PERIOD    $      12.40  $      14.21  $      12.45  $      11.58  $      12.16
                                  ------------  ------------  ------------  ------------        ------
                                  ------------  ------------  ------------  ------------        ------
TOTAL RETURN (1)                          2.55%        29.12%        18.71%         6.20%         2.62%
                                  ------------  ------------  ------------  ------------        ------
                                  ------------  ------------  ------------  ------------        ------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (000's)                          $     60,197  $     41,709  $     28,094  $     11,880  $      6,081
Ratio of Expenses to Average
 Net Assets                               2.20%         2.27%         2.30%         2.30%         2.30%**
Ratio of Net Investment Income
 to Average Net Assets                    7.62%         9.04%        11.40%        10.72%         7.54%**
Portfolio Turnover Rate                    156%          157%          220%          178%           19%
------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
 Limitation During the Period
  Per Share Benefit to Net
   Investment Income              $         --  $         --  $       0.04  $       0.05  $       0.06
Ratios Before Expense
 Limitation:
  Expenses to Average Net
   Assets                                   --            --          2.44%         2.74%         4.00%**
  Net Invesment Income to
   Average Net Assets                       --            --         11.26%        10.28%         5.84%**
------------------------------------------------------------------------------------------------------

 * Commencement of operations
 ** Annualized
 + The Fund began offering Class B shares on August 1, 1995.
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.
 # Net investment income and capital charges per share are based upon monthly average shares outstanding.

                       INVESTMENT OBJECTIVES AND POLICIES

    The investment objective of each Fund is described below, together with the policies it employs in its efforts to achieve its objective. Each Fund's investment objective is a fundamental policy which may not be changed by the Fund without the approval of a majority of the Fund's outstanding voting securities. The investment policies described below are not fundamental policies and may be changed without shareholder approval. There can be no assurance that a Fund will attain its investment objective. For more information about certain investment practices of the Funds, see "Additional Investment Information" below and "Investment Objectives and Policies" in the Statement of Additional Information.

THE EMERGING MARKETS DEBT FUND

    The investment objective of the Fund is to seek high total return. In seeking to achieve this objective, the Fund will seek to invest at least 65% of its total assets in debt securities of government and government-related issuers located in emerging markets countries (including participations in loans between governments and financial institutions) and of entities organized to restructure outstanding debt of such issuers. In addition, the Fund may invest up to 35% of its total assets in debt securities of corporate issuers located in or organized under the laws of emerging markets countries. As used in this Prospectus, the term "emerging markets country" applies to any country which, in the opinion of the Adviser, is generally considered to be an emerging or developing country by the international financial community, which includes the International Bank for Reconstruction and Development (more commonly known as the World Bank) and the International Finance Corporation. Government, government-related and restructured debt securities in emerging markets will consist of (i) debt securities or obligations issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging markets countries (including participations in loans between governments and financial institutions), (ii) debt securities or obligations issued by government owned, controlled or sponsored entities located in emerging markets countries, and (iii) interests in issuers organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the entities described above.

    The Adviser intends to invest the Fund's assets in emerging markets country debt securities that provide a high level of current income, while at the same time holding the potential for capital appreciation if the perceived creditworthiness of the issuer improves due to improving economic, financial, political, social or other conditions in the country in which the issuer is located. The Fund will focus its investments on those emerging market countries in which it believes the economies are developing strongly and in which the markets are becoming more sophisticated. The Fund expects that its investments in emerging markets country debt securities will be made primarily in some or all of the following emerging countries:

Algeria
Argentina
Brazil
Bulgaria
Chile
China mainland and
  Hong Kong
Colombia
Costa Rica
Czech Republic
Democratic Republic
  of Congo
Dominican Republic
Ecuador
Egypt
Greece
Hungary
India
Indonesia
Ivory Coast
Jamaica
Jordan
Malaysia
Mexico
Morocco
Nicaragua
Nigeria
Pakistan
Panama
Paraguay
Peru
Philippines
Poland
Portugal
Russia
Slovakia
South Africa
Thailand
Trinidad & Tobago
Tunisia
Turkey
Uruguay
Venezuela

    In selecting emerging markets country debt securities for investment by the Fund, the Adviser will apply a market risk analysis contemplating assessment of factors such as liquidity, volatility, tax implications, interest rate sensitivity, counterparty risks and technical market considerations. Currently, investing in many emerging markets country securities is not feasible or may involve unacceptable political risks. As opportunities to invest in debt securities in other countries develop, the Fund expects to expand and further diversify the emerging markets countries in which it invests. While the Fund generally is not restricted in the portion of its assets which may be invested in a single country or region, it is anticipated that, under normal conditions, the Fund's assets will be invested in issuers in at least three countries.

    Emerging markets country debt securities held by the Fund will take the form of bonds, notes, bills, debentures, convertible securities, warrants, bank debt obligations, short-term paper, mortgage and other asset-backed securities, loans, loan participations, loan assignments and interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by emerging markets country issuers. U.S. Dollar-denominated emerging markets country debt securities held by the Fund will generally be listed but not traded on a securities exchange, and non-U.S. Dollar-denominated securities held by the Fund may or may not be listed or traded on a securities exchange. The Fund will be subject to no restrictions on the maturities of the emerging markets country debt securities it holds; those maturities may range from overnight to 30 years. Investments in emerging markets country debt securities entail special investment risks.

    The Fund is not restricted in the portion of its assets which may be invested in securities denominated in a particular currency and a substantial portion of the Fund's assets may be invested in non-U.S. Dollar-denominated securities. The portion of the Fund's assets invested in securities denominated in currencies other than the U.S. Dollar will vary depending on market conditions. Although the Fund is permitted to engage in a wide variety of investment practices designed to hedge against currency exchange rate risks with respect to its holdings of non-U.S. Dollar-denominated debt securities, the Fund may be limited in its ability to hedge against these risks.

    Emerging markets country debt securities in which the Fund may invest will be subject to high risk and will not be required to meet a minimum rating standard and may not be rated for creditworthiness by any internationally recognized credit rating organization. The Fund's investments are expected to be rated in the lower and lowest rating categories of internationally recognized credit rating organizations or are expected to be unrated securities of comparable quality. These types of debt obligations are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with their terms and generally involve a greater risk of default and of volatility in price than securities in higher rating categories. See "Additional Investment Information -- Lower Rated and Unrated Debt Securities." The Fund's investments in government, government-related and restructured debt instruments are subject to special risks, including the issuer's inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts. The Fund may have limited recourse in the event of default on such debt instruments.

    The Fund is authorized to borrow up to 33 1/3% of its total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowing, for investment purposes to increase the opportunity for greater return and for payment of dividends. Such borrowings would constitute leverage, which is a speculative characteristic. See "Additional Investment Information -- Borrowing and Other Forms of Leverage." The Fund may also enter into reverse repurchase agreements.

    The Fund may invest in derivatives, when-issued and delayed delivery securities and non-publicly traded securities, including private placements and restricted securities. The Fund may also invest in zero coupon, pay-in-kind or deferred payment securities and in securities that may be collateralized by zero coupon securities (such as Brady Bonds).

    For temporary defensive purposes, the Fund may invest a portion or all of its assets in money market instruments and short- and medium-term debt securities that the Adviser believes to be of high quality or hold cash.

    For further information about the foregoing and certain additional investment practices of the Fund, see "Additional Investment Information" below.

THE GLOBAL FIXED INCOME FUND

    The investment objective of the Global Fixed Income Fund is to produce an attractive real rate of return while preserving capital by investing in fixed income securities of issuers located throughout the world, including U.S. issuers. The Fund will, under normal market conditions, invest at least 65% of the value of its total assets in fixed income securities of issuers in at least three different countries. The Fund seeks to achieve its objective by investing in United States government securities, foreign government securities, securities of supranational entities, Eurobonds, corporate bonds and structured investments with fixed income characteristics, with varying maturities denominated in various currencies. In selecting portfolio securities, the Adviser evaluates the currency, market, and individual features of the securities being considered for investment.

    The Adviser seeks to minimize investment risk by investing in a high quality portfolio of debt securities, the majority of which will be rated in one of the two highest rating categories by a nationally recognized statistical rating organization (an "NRSRO") or, if unrated, will be of comparable quality as determined by the Adviser under the supervision of the Board of Directors. U.S. Government securities in which the Global Fixed Income Fund may invest include obligations issued or guaranteed by the U.S. Government, such as U.S. Treasury securities, as well as those backed by the full faith and credit of the United States, such as obligations of the Government National Mortgage Association and The Export-Import Bank. The Fund may also invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities where the Fund must look principally to the issuing or guaranteeing agency for ultimate repayment. The Fund may invest in obligations issued or guaranteed by foreign governments and their political subdivisions, authorities, agencies or instrumentalities, and by supranational entities (such as the World Bank, The European Economic Community, The Asian Development Bank and the European Coal and Steel Community). Investment in foreign government securities will be limited to those of developed nations which the Adviser believes to pose limited credit risk. These countries currently include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland and The United Kingdom. Corporate and supranational obligations in which the Fund will invest will be limited to those rated "A" or better by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Rating Group ("S&P") or IBCA Ltd., or if unrated, of comparable quality as determined by the Adviser under the supervision of the Board of Directors.

    The Adviser's approach to multi-currency, fixed-income management is strategic and value-based and designed to produce an attractive real rate of return. The Adviser's assessment of the bond markets and currencies is based on an analysis of real interest rates. Current nominal yields of securities are adjusted for inflation prevailing in each currency sector using an analysis of past and projected inflation rates. The Fund's aim is to invest in bond markets which offer the most attractive real returns relative to inflation.

    Under normal circumstances, the Global Fixed Income Fund will have a neutral investment position in medium-term securities (i.e., those with a remaining maturity of between three and seven years) and will respond to changing interest rate levels by shortening or lengthening portfolio maturity through investment in longer- or shorter-term instruments. For example, the Fund will respond to high levels of real interest rates through a lengthening in portfolio maturity. Current and historical yield spreads among the three main market segments -- the Government, Foreign and Euro markets -- guide the Adviser's selection of markets and particular securities within those markets. The analysis of currencies is made independent of the analysis of markets. Value in foreign exchange is determined by relative purchasing power parity of a given currency. The Fund seeks to invest in currencies currently undervalued based on purchasing power parity. The Adviser analyzes current account and capital account performance and real interest rates to adjust for shorter-term currency flows.

    The Global Fixed Income Fund may invest in non-publicly traded securities, private placements and restricted securities. The Global Fixed Income Fund will occasionally enter into forward foreign currency exchange contracts. These are used to hedge foreign currency exchange exposures when required.

    For temporary defensive purposes, the Global Fixed Income Fund may invest a portion or all of its assets in money market instruments and short- and medium-term debt securities that the Adviser believes to be of high quality or hold cash.

    For further information about the foregoing and certain additional investment practices of the Global Fixed Income Fund, see "Additional Investment Information" below.

THE HIGH YIELD & TOTAL RETURN FUND

    The Fund seeks to maximize total return by investing in a diversified portfolio of high yield, high risk income securities that offer a yield above that generally available on debt securities in the four highest rating categories of the NRSROs. The Fund normally invests between 80% and 100% of its total assets in these higher yielding, high risk securities (commonly referred to as "high yield bonds" or "junk bonds") which generally entail increased credit and market risk. To mitigate these risks the Fund will diversify its holdings by issuer, industry and credit quality, but investors should carefully review the section below entitled "Additional Investment Information -- Lower Rated and Unrated Debt Securities."

    Appendix A to this Prospectus sets forth a description of the corporate bond rating categories of Moody's and S&P. Corporate bonds rated below Baa by Moody's or BBB by S&P are considered speculative. Securities in the lowest rating categories may have predominantly speculative characteristics or may be in default. Ratings of S&P and Moody's represent their opinions of the quality of bonds and other debt securities they undertake to rate at the time of issuance. However, ratings are not absolute standards of quality and may not reflect changes in an issuer's creditworthiness. Accordingly, although the Adviser will consider ratings, it will perform its own analysis and will not rely principally on ratings. The Adviser will consider, among other things, the price of the security, and the financial history and condition, the prospects and the management of an issuer in selecting securities for the Fund. The Fund may buy unrated securities that the Adviser believes are comparable to rated securities and are consistent with the Fund's objective and policies. The Adviser may vary the average maturity of the securities in the Fund without limit and there is no restriction on the maturity of any individual security.

    The table below provides a summary of the Fund's assets invested in rated securities with the ratings assigned by S&P and in unrated securities determined by the Adviser to be of comparable quality. These figures are dollar-weighted averages of month-end portfolio holdings during the period ended June 30, 1998, and are presented as a percentage of net assets. These percentages are historical and are not necessarily indicative of the quality of current or future portfolio holdings, which may vary.

                                                                                  UNRATED
                                                                                 SECURITIES
                                                                                     OF
                                                                   RATED         COMPARABLE
                                                                 SECURITIES      QUALITY AS
                                                                    AS A             A
                                                                 PERCENTAGE      PERCENTAGE
DEBT SECURITIES RATINGS                                              OF              OF
(STANDARD & POOR'S)                                              NET ASSETS      NET ASSETS
------------------------------------------------------------     ----------      ----------
AA..........................................................       0.20            1.01
A...........................................................       1.33            0.00
BBB.........................................................       8.35            0.03
BB..........................................................      46.04            2.31
B...........................................................      34.83            4.17
CCC.........................................................       1.03            0.70
C...........................................................       0.00            0.00
Not Rated...................................................       8.22            0.00

    The High Yield & Total Return Fund may acquire fixed income securities of both U.S. and foreign issuers, including debt obligations (e.g., bonds, debentures, notes, equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper and obligations issued or guaranteed by the U.S. Government, any foreign government with which the United States maintains relations or any of their respective political subdivisions, agencies or instrumentalities) and preferred stock. The Fund may not invest more than 5% of its total assets at time of acquisition in either (1) equipment lease certificates, equipment trust certificates and conditional sales contracts or
(2) limited partnership interests. The Fund may neither invest more than 20% of its total assets in foreign securities nor invest more than 5% of its total assets in foreign governmental issuers in any one country. The Fund's fixed income securities may have equity features, such as conversion rights or warrants, and the Fund may invest up to 10% of its total assets in equity securities other than preferred stock (common stocks, warrants and rights and limited partnership interests). The Fund may invest up to 20% of its total assets in fixed income securities that are investment grade (i.e., rated in one of the top four categories by an NRSRO or determined to be of comparable quality) and have maturities of one year or less. For temporary defensive purposes, the Fund may invest a portion or all of its assets in money market instruments and short- and medium-term debt securities that the Adviser believes to be of high quality or hold cash. The Fund may invest in or own securities of companies in various stages of financial restructuring, bankruptcy or reorganization which are not currently paying interest or dividends. Such securities may be rated C by Moody's or D by S&P or may be unrated but determined to be of comparable quality by the Adviser. The total value, at time of purchase, of the sum of all such securities will not exceed 10% of the value of the Fund's total assets. Securities that are rated above C by Moody's or above D by S&P (or are unrated but determined to be of comparable quality by the Adviser) when purchased by the Fund that are later downgraded may continue to be held by the Fund at the discretion of the Adviser.

    The Fund may also invest in zero coupon, pay-in-kind or deferred payment securities.

    For further information about the foregoing and certain additional investment practices of the Fund, see "Additional Investment Information" below.

THE WORLDWIDE HIGH INCOME FUND

    The investment objective of the Worldwide High Income Fund is high current income consistent with relative stability of principal and, secondarily, capital appreciation, by investing primarily in a portfolio of high yielding, high risk fixed income securities of issuers located throughout the world. The Fund seeks to achieve its investment objective by allocating its assets among any or all of three investment sectors: U.S. corporate lower rated and unrated debt securities, emerging markets country debt securities and global fixed income securities offering high real yields. The types of securities in each of these investment sectors in which the Fund may invest are described below. In selecting U.S. corporate lower rated and unrated debt securities for the Fund's portfolio, the Adviser will consider, among other things, the price of the security, and the financial history, condition, prospects and management of an issuer. The Adviser intends to invest a portion of the Fund's assets in emerging markets country debt securities that provide a high level of current income, while at the same time holding the potential for capital appreciation if the perceived creditworthiness of the issuer improves due to improving economic, financial, political, social or other conditions in the country in which the issuer is located. In addition, the Adviser will attempt to invest a portion of the Fund's assets in fixed income securities of issuers in global fixed income markets displaying high real (inflation adjusted) yields. Under normal conditions, the Fund invests between 80% and 100% of its total assets in some or all of three categories of higher yielding securities, some of which may entail increased credit and market risk. Some or all of such higher yielding securities will be lower rated or unrated debt securities commonly known as "junk bonds."

    The Adviser's approach to multi-currency fixed-income management is strategic and value-based and designed to produce an attractive real rate of return. The Adviser's assessment of the bond markets and currencies is based on an analysis of real interest rates. Current nominal yields of securities are adjusted for inflation prevailing in each currency sector using an analysis of past and projected inflation rates. The Fund's aim is to invest in bond markets which offer the most attractive real returns relative to inflation.

    Under normal market conditions, substantially all of the Worldwide High Income Fund's investments may be in "junk bonds." Emerging markets country debt securities in which the Fund may invest will be subject to high risk and will not be required to meet a minimum rating standard and may not be rated for creditworthiness by any internationally recognized credit rating organization. The Fund's investments in U.S. corporate lower rated and unrated debt securities and emerging markets country debt securities are expected to be rated in the lower and lowest rating categories of internationally recognized credit rating organizations or to be unrated securities of comparable quality. To mitigate the risks associated with investments in such lower rated securities, the Fund will diversify its holdings by market, issuer, industry and credit quality. For a discussion of the risks associated with junk bonds, see "The High Yield & Total Return Fund" above. Investors should also carefully review the section below entitled "Additional Investment Information -- Risk Factors Relating to Investing in Lower Rated Debt Securities."

    The table below provides a summary of the Fund's assets invested in securities with the ratings assigned by S&P and in unrated securities determined by the Adviser to be of comparable quality. These figures are dollar-weighted averages of month-end portfolio holdings during the period ended June 30, 1998, and are presented as a percentage of net assets. These percentages are historical and are not necessarily indicative of the quality of current or future portfolio holdings, which may vary.

                                                                                  UNRATED
                                                                                 SECURITIES
                                                                                     OF
                                                                   RATED         COMPARABLE
                                                                 SECURITIES      QUALITY AS
                                                                    AS A             A
                                                                 PERCENTAGE      PERCENTAGE
DEBT SECURITIES RATINGS                                              OF              OF
(STANDARD & POOR'S)                                              NET ASSETS      NET ASSETS
------------------------------------------------------------     ----------      ----------
AA..........................................................       1.85            0.22
A...........................................................       4.28            0.00
BBB.........................................................      39.80            0.83
BB..........................................................      20.63           12.08
B...........................................................       0.30           19.14
CCC.........................................................       0.00            0.87
C...........................................................       0.00            0.00
Not Rated...................................................      33.14            0.00

    For a description of S&P ratings of fixed income securities, see Appendix A to this Prospectus.

    The Worldwide High Income Fund may invest in or own securities of companies in various stages of financial restructuring, bankruptcy or reorganization which are not currently paying interest or dividends, provided that the total value, at the time of purchase, of all such securities will not exceed 10% of the value of the Fund's total assets. The Fund may have limited recourse in the event of default on such debt instruments. The Fund may invest in loans, assignments of loans and participation in loans. The Fund may also invest in depositary receipts issued by U.S. or foreign financial institutions.

    The Worldwide High Income Fund is not restricted in the portion of its assets which may be invested in securities denominated in a particular currency and a substantial portion of the Fund's assets may be invested in non-U.S. Dollar-denominated securities. The portion of the Fund's assets invested in securities denominated in currencies other than the U.S. Dollar will vary depending on market conditions. Although the Fund is permitted to engage in a wide variety of investment practices designed to hedge against currency exchange rate risks with respect to its holdings of non-U.S. Dollar-denominated debt securities, the Fund may be limited in its ability to hedge against these risks. The Fund may also engage in derivatives transactions.

    The Worldwide High Income Fund may invest in zero coupon, pay-in-kind or deferred payment securities, and in securities that may be collateralized by zero coupon securities (such as Brady Bonds). The Worldwide High Income Fund may invest in non-publicly traded securities, private placements and restricted securities.

    The Worldwide High Income Fund is authorized to borrow up to 33 1/3% of its total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowing, for investment purposes to increase the opportunity for greater return and for payment of dividends. Such borrowings would constitute leverage, which is a speculative characteristic. See "Additional Investment Information -- Borrowing and Other Forms of Leverage." The Fund may also enter into reverse repurchase agreements.

    For temporary defensive purposes, the Worldwide High Income Fund may invest a portion or all of its assets in money market instruments and short- and medium-term debt securities that the Adviser believes to be of high quality or hold cash.

    The Fund may acquire fixed income securities, including debt obligations and preferred stock. These fixed income securities may have equity features, such as conversion rights or warrants and the Fund may invest up to 10% of its total assets in equity securities other than preferred stock. The Fund may not invest more than 5% of its total assets at the time of acquisition in either of (1) equipment lease certificates, equipment trust certificates and conditional sales contracts or (2) limited partnership interests. For a discussion of fixed income securities of U.S. issuers, see "The High Yield & Total Return Fund" above. A portion of the Worldwide High Income Fund's assets will be invested in emerging markets country debt securities. For a discussion of emerging markets country debt securities, see "The Emerging Markets Debt Fund" above. A portion of the Worldwide High Income Fund's assets will be invested in global fixed income securities. For a discussion of global fixed income securities, see "Global Fixed Income Fund" above.

    The average time to maturity of the Worldwide High Income Fund's securities will vary depending upon the Adviser's perception of market conditions. The Adviser invests primarily in medium-term securities (i.e., those with a remaining maturity of approximately five years) in a market neutral environment. When the Adviser believes that real yields are high, the Adviser lengthens the remaining maturities of securities held by the Fund and, conversely, when the Adviser believes real yields are low, it shortens the remaining maturities. Thus, the Fund is not subject to any restrictions on the maturities of the debt securities it holds, and the Adviser may vary the average maturity of the securities held in the Fund's portfolio without limit.

    For further information about the foregoing and certain additional investment practices of the Fund, including investment in derivative securities, see "Additional Investment Information" below.

                       ADDITIONAL INVESTMENT INFORMATION

BORROWING AND OTHER FORMS OF LEVERAGE

    The Global Fixed Income and High Yield & Total Return Funds may borrow up to 10% of their total assets as a temporary measure for extraordinary or emergency purposes. These Funds may not purchase additional securities when borrowings exceed 5% of total assets. The Worldwide High Income Fund may enter into reverse repurchase agreements in accordance with its investment objective and policies and may borrow amounts up to 33 1/3% of its total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowing. The Emerging Markets Debt Fund may borrow money (i) as a temporary measure for extraordinary or emergency purposes, and (ii) in connection with reverse repurchase agreements, provided that (i) and (ii) in combination do not exceed 33 1/3% of the Fund's total assets (including the amount borrowed) less liabilities (exclusive of borrowings).

    Borrowings by the Emerging Markets Debt and Wideworld High Income Funds may result in leveraging. Leveraging will magnify declines as well as increases in the net asset value of a Fund's shares and in the yield on a Fund's investments. Although each Fund is authorized to borrow, it will do so only when the Adviser believes that borrowing will benefit the Fund after taking into account considerations such as the costs of borrowing and the likely investment returns on securities purchased with borrowed monies. The extent to which each Fund may borrow will also depend upon the availability of credit. No assurance can be given that the Funds will be able to borrow on terms acceptable to the Funds and the Adviser. Borrowing by a Fund will create the opportunity for increased net income but, at the same time, will involve special risk considerations. Borrowing will create interest expenses for the Fund which can exceed the income from the assets obtained with the proceeds. To the extent the income derived from securities purchased with funds obtained through borrowing exceeds the interest and other expenses that the Fund will have to pay in connection with such borrowing, the Fund's net income will be greater than if the Fund did not borrow. Conversely, if the income from the assets obtained through borrowing is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if the Fund did not borrow, and therefore the amount available for distribution to shareholders will be reduced. Each Fund expects that its borrowing, for other than temporary purposes, will be made on a secured basis. The Funds' custodian will either segregate the assets securing the borrowing for the benefit of the lenders or arrangements will be made with a suitable sub-custodian. If assets used to secure the borrowing decrease in value, the Funds may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets. The rights of any lenders to the Fund to receive payments of interest on and repayments of principal of borrowings will be senior to the rights of the Fund's shareholders, and the terms of the Fund's borrowings may contain provisions that limit certain activities of the Fund and could result in precluding the purchase of securities and instruments that the Fund would otherwise purchase.

DEPOSITARY RECEIPTS

    The Emerging Markets Debt and Worldwide High Income Funds may invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") and other depositary receipts, to the extent that such depositary receipts become available. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer (the "underlying issuer") and deposited with the depositary. ADRs include American Depositary Shares and New York Shares and may be "sponsored" or "unsponsored." Sponsored ADRs are established jointly by a depositary and the underlying issuer, whereas unsponsored ADRs may be established by a depositary without participation by the underlying issuer. GDRs, EDRs and other types of depositary receipts are typically issued by foreign depositaries, although they may also be issued by U.S. depositaries, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation.

    Holders of unsponsored depositary receipts generally bear all the costs associated with establishing the unsponsored depositary receipt. The depositary of an unsponsored depositary receipt is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored depositary receipt voting rights with respect to the deposited securities or pool of securities. Depositary receipts are not necessarily denominated in the same currency as the underlying securities to which they may be connected. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States. For purposes of the Funds' investment policies, a Fund's investments in depositary receipts will be deemed to be investments in the underlying securities.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

    Each Fund may enter into forward foreign currency exchange contracts ("forward contracts"). Forward contracts provide for the purchase or sale of an amount of a specified foreign currency at a future date. Purposes for which such contracts may be used include protecting against a decline in a foreign currency against the U.S. Dollar between the trade date and settlement date when a Fund purchases or sells securities, locking in the U.S. Dollar value of dividends declared on securities held by the Fund and generally protecting the U.S. Dollar value of securities held by the Fund against exchange rate fluctuations. While such forward contracts may limit losses to a Fund as a result of exchange rate fluctuations, they will also limit any exchange rate gains that might otherwise have been realized.

FOREIGN INVESTMENT

    Each Fund may invest in securities of foreign issuers. Investment in securities of foreign issuers, especially in securities of issuers in emerging countries, involves somewhat different investment risks from those affecting securities of U.S. issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing, and financial and other reporting standards and requirements comparable to those applicable to domestic companies. Therefore, disclosure of certain material information may not be made and less information may be available to investors investing in foreign countries than in the United States. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States. Many foreign securities markets have substantially less volume than U.S. national securities exchanges, and securities of some foreign issuers are less liquid and subject to greater price volatility than securities of comparable domestic issuers. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared to dividends and interest paid to the Funds by domestic companies. Additional risks include future adverse political and economic developments, the possibility that a foreign jurisdiction might impose or change withholding taxes on income payable with respect to foreign securities, possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits, and the possible adoption of foreign governmental restrictions such as exchange controls. Also, it may be more difficult to obtain a judgment in a court outside the United States.

    The economies of individual emerging markets countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. Emerging markets countries may have less stable political environments than more developed countries. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

    Investments in securities of foreign issuers are frequently denominated in foreign currencies, and a Fund may temporarily hold uninvested reserves in bank deposits in foreign currencies. Therefore, the value of a Fund's assets measured in U.S. Dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Each Fund will also incur certain costs in connection with conversions between various currencies.

INVESTMENT COMPANY SECURITIES

    Each Fund may invest in securities of another open-end or closed-end investment company, by purchase in the open market involving only customary brokers' commissions or in connection with mergers, acquisitions of assets or consolidations or as may otherwise be permitted by the Investment Company Act of 1940, as amended (the "1940 Act").

    Some emerging countries have laws and regulations that currently preclude direct foreign investment in the securities of their companies. However, indirect foreign investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging countries through investment funds which have been specifically authorized. The Emerging Markets Debt Fund, Global Fixed Income Fund and Worldwide High Income Fund may invest in these investment funds, including those advised by MSAM, subject to applicable provisions of the 1940 Act, and other applicable laws.

    If a Fund invests in such investment companies or investment funds, the Fund's shareholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment companies or investment funds.

LOANS OF PORTFOLIO SECURITIES

    Each Fund may lend its portfolio securities to brokers, dealers, domestic and foreign banks or other financial institutions for the purpose of increasing its net investment income. These loans must be secured continuously by cash or equivalent collateral or by a letter of credit at least equal to the market value of the securities loaned plus accrued interest. A Fund will not enter into securities loan transactions exceeding in the aggregate 33 1/3% of the market value of the Fund's total assets. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral should the borrower of the portfolio securities fail financially.

LOAN PARTICIPATIONS AND ASSIGNMENTS

    The Emerging Markets Debt and Worldwide High Income Funds may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign or corporate debt obligations and one or more financial institutions ("Lenders"). Such Funds' investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. In the case of Participations, a Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. A Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Adviser to be creditworthy.

    When a Fund purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, the Funds anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a Fund's ability to dispose of particular Assignments or Participations when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for a Fund to assign a value to these securities for purposes of valuing the Fund's portfolio and calculating its net asset value.

LOWER RATED AND UNRATED DEBT SECURITIES

    The Emerging Markets Debt, High Yield & Total Return and Worldwide High Income Funds may invest in lower rated or unrated debt securities, commonly referred to as "junk bonds." In addition, the emerging markets country debt securities in which such Funds may invest are subject to additional risks and will not be required to meet a minimum rating standard and may not be rated. Fixed income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. The market values of fixed income securities tend to vary inversely with the level of interest rates. Yields and market values of lower rated and unrated debt securities will fluctuate over time, reflecting not only changing interest rates but the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. Fluctuations in the value of a Fund's investments will be reflected in the Fund's net asset value per share. The Adviser considers both credit risk and market risk in making investment decisions for the Funds. Investors should carefully consider the relative risks of investing in lower rated and unrated debt securities and understand that such securities are not generally meant for short-term investing.

    Adverse economic developments may disrupt the market for U.S. corporate lower rated and unrated debt securities and for international and emerging markets country debt securities. Such disruptions may severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity. In addition, the secondary market for lower rated and unrated debt securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, the Adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

    Prices for lower rated and unrated debt securities may be affected by legislative and regulatory developments. These laws could adversely affect a Fund's net asset value and investment practices, the secondary market for lower rated and unrated debt securities, the financial condition of issuers of such securities and the value of outstanding lower rated and unrated debt securities. For example, U.S. federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in lower rated and unrated debt securities and limiting the deductibility of interest by certain corporate issuers of lower rated and unrated debt securities adversely affected the market in recent years.

    Ratings of a non-U.S. debt instrument, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located. Ratings generally take into account the currency in which a non-U.S. debt instrument is denominated; instruments issued by a foreign government in other than the local currency, for example, typically have a lower rating than local currency instruments due to the existence of an additional risk that the government will be unable to obtain the required foreign currency to service its foreign currency-denominated debt. In general, the ratings of debt securities or obligations issued by a non-U.S. public or private entity will not be higher than the rating of the currency or the foreign currency debt of the central government of the country in which the issuer is located, regardless of the intrinsic creditworthiness of the issuer. In addition, there may be limited trading markets for debt securities of issuers located in emerging markets countries.

    Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligations for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund's investment portfolio and increasing the exposure of the Fund to the risks of lower rated and unrated debt securities.

MONEY MARKET INSTRUMENTS

    Each Fund is permitted to invest in money market instruments pending other investment, prior to settlement of portfolio transactions, for liquidity and for temporary defensive purposes. The money market investments permitted for the Funds include obligations of the U.S. Government, its agencies and instrumentalities, obligations of foreign sovereignties, other debt securities, including high-grade commercial paper, repurchase agreements and bank obligations, such as bankers' acceptances and certificates of deposit (including Eurodollar certificates of deposit).

NON-PUBLICLY TRADED SECURITIES, PRIVATE PLACEMENTS AND RESTRICTED SECURITIES

    Each Fund may invest in securities that are neither listed on a stock exchange nor traded over-the-counter. Such unlisted securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, a Fund may be required to bear the expenses of registration. No Fund may invest more than 15% of its net assets in illiquid securities, which generally include securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended, (the "1933 Act"); however, securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by, and subject to the supervision of, the Board of Directors are not subject to the limitation on illiquid securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in the security and the number of potential purchasers in the market for the security. To the extent that qualified institutional buyers become uninterested in buying 144A Securities, such securities in a Fund's portfolio could increase the Fund's level of illiquidity. Notwithstanding the foregoing, neither the Global Fixed Income Fund nor the Worldwide High Income Fund may invest more than 10% of its total assets in securities subject to legal or contractual restrictions on resale. Notwithstanding the foregoing, the High Yield & Total Return Fund may not invest more than 10% of its total assets in securities subject to legal or contractual restrictions on resale except that it may invest up to 20% of its total assets in 144A Securities.

REPURCHASE AGREEMENTS

    Each Fund may enter into repurchase agreements with brokers, dealers, banks or other financial institutions that meet the credit guidelines set by the Company's Board of Directors. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. The term for these agreements is usually from overnight to one week and never exceeds one year. A repurchase agreement may be viewed as a fully collateralized loan of money by a Fund to the seller. The Funds always receive securities as collateral with a market value at least equal to the purchase price, including accrued interest, and this value is maintained during the term of the agreement. If the seller defaults and the collateral value declines, a Fund might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Fund's realization upon the collateral may be delayed or limited. Repurchase agreements with durations (or maturities) over seven days in length are considered to be illiquid securities.

REVERSE REPURCHASE AGREEMENTS

    The Emerging Markets Debt and Worldwide High Income Funds may enter into reverse repurchase agreements with brokers, dealers, banks or other financial institutions that meet the credit guidelines set by the Company's Board of Directors. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by a Fund. A Fund's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. A Fund will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. A Fund will maintain with an appropriate custodian a separate account with a segregated portfolio of cash or liquid assets in an amount at least equal to its purchase obligations under these agreements (including accrued interest). If interest rates rise during a reverse repurchase agreement, it may adversely affect a Fund's net asset value. In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's repurchase obligation, and the Fund's use of proceeds of the agreement may effectively be restricted pending such decision.

SHORT SALES

    The Emerging Markets Debt and Worldwide High Income Funds may from time to time sell securities short without limitation. A short sale is a transaction in which a Fund sells securities it owns or has the right to acquire at no added cost (i.e., "against the box") or it does not own (but has borrowed) in anticipation of a decline in the market price of the securities. When a Fund makes a short sale of borrowed securities, the proceeds it receives from the sale will be held on behalf of a broker until the Fund replaces the borrowed securities. To deliver the securities to the buyer, a Fund will need to arrange through a broker to borrow the securities and, in so doing, the Fund will become obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Funds may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

    Each Fund's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash or liquid assets. In addition, each Fund will place in a segregated account with an appropriate custodian an amount of cash or liquid assets equal to the difference, if any, between (1) the market value of the securities sold, and (2) any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

    Each Fund may purchase securities on a when-issued or delayed delivery basis. In such transactions, instruments are bought with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. The payment obligation and the interest rates that will be received are each fixed at the time a Fund enters into the commitment, and no interest accrues to the Fund until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. It is a current policy of each of the Funds, other than the Emerging Markets Debt Fund, not to enter into when-issued commitments or delayed delivery securities exceeding, in the aggregate, 15% of the Fund's net assets other than the obligations created by these commitments.

ZERO COUPONS; PAY-IN-KIND; DEFERRED PAYMENT SECURITIES

    The Funds may invest in zero coupon securities, which are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received annually "phantom income." Because a Fund will distribute its "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the Fund will have fewer assets with which to purchase income producing securities. A Fund accrues income with respect to these securities prior to the receipt of cash payments. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

DERIVATIVE INSTRUMENTS

    The Funds are permitted to invest in various derivative instruments for both hedging and non-hedging purposes. Derivative instruments include options, futures and options on futures, structured investments and structured notes, caps, floors, collars and swaps. Additionally, the Funds may invest in other derivative instruments that are developed over time if their use would be consistent with the objectives of the Funds. Each Fund, other than the Emerging Markets Debt Fund (as described below), will limit its use of the foregoing derivative instruments for non-hedging purposes to 33 1/3% of its total assets measured by the aggregate notional amount of outstanding derivative instruments. In addition, no Fund, other than the Emerging Markets Debt Fund, will enter into futures contracts and options on futures contracts to the extent that the notional value of its outstanding obligations to purchase securities under such contracts would exceed 20% of its total assets. The Emerging Markets Debt Fund will limit its use of the foregoing derivative instruments to 50% of its total assets measured by the aggregate notional amount of outstanding derivative instruments, provided that no more than 33 1/3% of its total assets are invested, for non-hedging purposes, in derivatives other than futures and options on futures. The Funds' investments in forward foreign currency contracts and derivatives used for hedging purposes are not subject to the limits described above.

    The Funds may use derivative instruments under a number of different circumstances to further their investment objectives. The Funds may use derivatives when doing so provides more liquidity than the direct purchase of the securities underlying such derivatives. For example, a Fund may purchase derivatives to quickly gain exposure to a market in response to changes in the Fund's investment strategy, or upon the inflow of investable cash or when the derivative provides greater liquidity than the underlying securities market. A Fund may also use derivatives when it is restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the derivatives and securities markets or because of lower transaction costs associated with the derivatives transaction. Derivatives may also be used by a Fund for hedging purposes and in other circumstances when a Fund's Adviser believes it advantageous to do so consistent with the Fund's investment objective. The Funds will not, however, use derivatives in a manner that creates leverage, except to the extent that the use of leverage is expressly permitted by a particular Fund's investment policies, and then only in a manner consistent with such policies.

    Some of the derivative instruments in which the Funds may invest and the risks related thereto are described in more detail below.

    CAPS, FLOORS AND COLLARS. The Funds may invest in caps, floors and collars, which are instruments analogous to options transactions described below. In particular, a cap is the right to receive the excess of a reference rate over a given rate and is analogous to a put option. A floor is the right to receive the excess of a given rate over a reference rate and is analogous to a call option. Finally, a collar is an instrument that combines a cap and a floor. That is, the buyer of a collar buys a cap and writes a floor, and the writer of a collar writes a cap and buys a floor. The risks associated with caps, floors and collars are similar to those associated with options. In addition, caps, floors and collars are subject to risk of default by the counterparty because they are privately negotiated instruments.

    FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Funds may purchase and sell futures contracts and options on futures contracts, including, but not limited to, securities index futures, foreign currency exchange futures, interest rate futures and other financial futures. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specific security, instrument or basket thereof, at a specific future date and at a specified price. An option on a futures contract is a legal contract that gives the holder the right to buy or sell a specified amount of futures contracts at a fixed or determinable price upon the exercise of the option.

    The Funds may sell securities index futures contracts and/or options thereon in anticipation of or during a market decline to attempt to offset the decrease in market value of investments in its portfolio, or purchase securities index futures in order to gain market exposure. Subject to applicable laws, the Funds may engage in transactions in securities index futures contracts (and options thereon) which are traded on a recognized securities or futures exchange, or may purchase or sell such instruments in the over-the-counter market. There currently are limited securities index futures and options on such futures in many countries, particularly emerging markets countries. The nature of the strategies adopted by the Adviser, and the extent to which those strategies are used, may depend on the development of such markets.

    The Funds may engage in transactions involving foreign currency exchange futures contracts. Such contracts involve an obligation to purchase or sell a specific currency at a specified future date and at a specified price. The Funds may engage in such transactions to hedge their respective holdings and commitments against changes in the level of future currency rates or to adjust their exposure to a particular currency.

    The Funds may engage in transactions in interest rate futures transactions. Interest rate futures contracts involve an obligation to purchase or sell a specific debt security, instrument or basket thereof at a specified future date at a specified price. The value of the contract rises and falls inversely with changes in interest rates. The Funds may engage in such transactions to hedge their holdings of debt instruments against future changes in interest rates.

    Financial futures are futures contracts relating to financial instruments, such as U.S. Government securities, foreign currencies and certificates of deposit. Such contracts involve an obligation to purchase or sell a specific security, instrument or basket thereof at a specified future date at a specified price. Like interest rate futures contracts, the value of financial futures contracts rises and falls inversely with changes in interest rates. The Funds may engage in financial futures contracts for hedging and non-hedging purposes.

    Under rules adopted by the Commodity Futures Trading Commission, each Fund may enter into futures contracts and options thereon for both hedging and non-hedging purposes, provided that not more than 5% of such Fund's total assets at the time of entering the transaction are required as margin and option premiums to secure obligations under such contracts relating to non-hedging activities.

    Gains and losses on futures contracts and options thereon depend on the Adviser's ability to predict correctly the direction of securities prices, interest rates and other economic factors. Other risks associated with the use of futures and options are (i) imperfect correlation between the change in market value of investments held by a Fund and the prices of futures and options relating to investments purchased or sold by the Fund, and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position. The risk that a Fund will be unable to close out a futures position or options contract will be minimized by only entering into futures contracts or options transactions for which there appears to be a liquid exchange or secondary market. The risk of loss in trading on futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing.

    OPTIONS TRANSACTIONS. The Funds may seek to increase their returns or may hedge their portfolio investments through options transactions with respect to
(i) securities, instruments, indices or baskets thereof in which such Funds may invest and (ii) foreign currencies. Purchasing a put option gives a Fund the right to sell a specified security, currency or basket of securities or currencies at the exercise price until the expiration of the option. Purchasing a call option gives a Fund the right to purchase a specified security, currency or basket of securities or currencies at the exercise price until the expiration of the option.

    Each Fund also may write (i.e., sell) put and call options on investments held in its portfolio, as well as with respect to a foreign currency. A Fund that has written an option receives a premium, which increases the Fund's return on the underlying security or instrument in the event the option expires unexercised or is closed out at a profit. However, by writing a call option, a Fund will limit its opportunity to profit from an increase in the market value of the underlying security or instrument above the exercise price of the option for as long as the Fund's obligation as writer of the option continues. The Funds may only write options that are "covered." A covered call option means that so long as the Fund is obligated as the writer of the option, it will earmark or segregate sufficient liquid assets to cover its obligations under the option or own (i) the underlying security or instrument subject to the option,
(ii) securities or instruments convertible or exchangeable without the payment of any consideration into the security or instrument subject to the option, or
(iii) a call option on the same underlying security with a strike price no higher than the price at which the underlying instrument was sold pursuant to a short option position.

    By writing (or selling) a put option, a Fund incurs an obligation to buy the security or instrument underlying the option from the purchaser of the put at the option's exercise price at any time during the option period, at the purchaser's election. The Funds may also write options that may be exercisable by the purchaser only on a specific date. A Fund that has written a put option will earmark or segregate sufficient liquid assets to cover its obligations under the option or will own a put option on the same underlying security with an equal or higher strike price.

    The Funds may engage in transactions in options which are traded on recognized exchanges or over-the-counter. There currently are limited options markets in many countries, particularly emerging markets countries, and the nature of the strategies adopted by the Adviser and the extent to which those strategies are used will depend on the development of such option markets. The primary risks associated with the use of options are (i) imperfect correlation between the change in market value of investments held, purchased or sold by a Fund and the prices of options relating to such investments; and (ii) possible lack of a liquid secondary market for an option.

    STRUCTURED INVESTMENTS. The Emerging Markets Debt and Worldwide High Income Funds may invest a portion of their assets in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which each Fund anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Each Fund is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities. Structured Securities are typically sold in private placement transactions, and there currently is no active trading market for Structured Securities.

    STRUCTURED NOTES. Structured Notes are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices such as the S&P 500 Index. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The Funds may use structured notes to tailor their investments to the specific risks and returns the Adviser is willing to accept while avoiding or reducing certain other risks.

    SWAPS -- SWAP CONTRACTS. Swaps and Swap Contracts are derivatives in the form of a contract or other similar instrument in which two parties agree to exchange the returns generated by a security, instrument, basket thereof or index for the returns generated by another security, instrument, basket thereof or index. The payment streams are calculated by reference to a specific security, instrument, basket thereof or index and an agreed upon notional amount. The relevant indices include but are not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Fund may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which the Funds may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

    A Fund will usually enter into swaps on a net basis, i.e., the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying, as the case may be, only the net amount of the two returns. A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued, but unpaid, net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities. A Fund will not enter into any swap agreement unless the counterparty meets the rating requirements set forth in guidelines established by the Company's Board of Directors.

    Interest rate and total rate of return swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate and total rate of return swaps is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an interest rate or total rate of return swap defaults, a Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. In contrast, currency swaps may involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap may be subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swaps market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swaps market has become relatively liquid. Swaps that include caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than "traditional" swaps.

    The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of the Funds would be less favorable than it would have been if this investment technique were not used.

YEAR 2000 RISKS

    Like other mutual funds, financial and business organizations and individuals around the world, the Funds could be adversely affected if the computer systems used by the Adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem". The Adviser is taking steps that they believe are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and obtain reasonable assurances that comparable steps are being taken by the Funds' other major service providers. At this time, there can be no assurance that these steps will be sufficient to avoid any adverse impact upon the Funds. In addition, the Year 2000 Problem may adversely affect the issuers of securities in which the Funds may invest which, in turn, may adversely affect the net asset value of the Funds.

                             INVESTMENT LIMITATIONS

    The High Yield & Total Return Fund is a diversified investment company under the 1940 Act, and therefore, with respect to 75% of its total assets: (a) such Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities and (b) such Fund may not own more than 10% of the outstanding voting securities of any one issuer. The Emerging Markets Debt, Global Fixed Income and Worldwide High Income Funds are non-diversified investment companies under the 1940 Act, which means that each such Fund is not limited by the 1940 Act in the proportion of its total assets that may be invested in the obligations of a single issuer. Thus, the Emerging Markets Debt, Global Fixed Income and Worldwide High Income Funds may invest a greater proportion of their total assets in the securities of a smaller number of issuers and, as a result, will be subject to greater risks resulting from such practices than a portfolio which is diversified. The Emerging Markets Debt, Global Fixed Income and Worldwide High Income Funds, however, intend to comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

    Each Fund also operates under certain investment restrictions that are deemed fundamental policies and may be changed only with the approval of the holders of a majority of the Fund's outstanding shares. See "Investment Limitations" in the Statement of Additional Information. In addition, each Fund operates under certain non-fundamental investment limitations as described in the Statement of Additional Information.

                           MANAGEMENT OF THE COMPANY

    INVESTMENT ADVISER. Van Kampen Investment Advisory Corp. is the investment adviser (the "Adviser") and administrator (the "Administrator") of the Funds. The Adviser provides investment advice and portfolio management services pursuant to an advisory agreement (the "Advisory Agreement") and subject to the supervision of the Company's Board of Directors, makes the Funds' investment decisions, arranges for the execution of portfolio transactions and generally manages the Funds' investments. The Advisory Agreement also provides that the Adviser may appoint sub-advisers to perform these portfolio management responsibilities. See "Investment Sub-Adviser" below. The Adviser is entitled to receive an aggregate advisory fee computed daily and paid monthly at the following annual rates for each Fund:

Emerging Markets Debt Fund............................................       1.25%
Global Fixed Income Fund..............................................       0.75%
High Yield & Total Return Fund........................................       0.75%
Worldwide High Income Fund............................................       0.75%

    The Adviser reserves the right in its sole discretion from time to time to waive all or a portion of its management fee or to reimburse the Funds for all or a portion of the Funds' other expenses.

    The Adviser is a wholly-owned subsidiary of Van Kampen Investments Inc. ("Van Kampen"). Van Kampen is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $65 billion under management or supervision. Van Kampen's more than 50 open-end and 39 closed-end funds and more than 2,500 unit investment trusts are professionally distributed by leading financial advisers nationwide. The Distributor of the Company and the sponsor of the funds mentioned above is also a wholly-owned subsidiary of Van Kampen. The Adviser's principal office is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.

    Van Kampen is an indirect wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. Morgan Stanley Dean Witter & Co. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking, stock brokerage and research services; asset management; trading of futures, options, foreign exchange commodities and swaps (including foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and global custody, securities clearance services and securities lending; and credit services.

    INVESTMENT SUB-ADVISER. Morgan Stanley Asset Management Inc. ("MSAM," or the "Sub-Adviser") is the investment sub-adviser of the Funds. The Sub-Adviser provides investment advice and portfolio management services pursuant to an investment sub-advisory agreement and, subject to the supervision of the Adviser and the Company's Board of Directors, makes the Funds' investment decisions, arranges for the execution of portfolio transactions and generally manages the Funds' investments.

    The Sub-Adviser is entitled to receive sub-advisory fees computed daily and paid monthly. If the average daily net assets of a Fund during the monthly period are less than or equal to $500 million, the Adviser shall pay MSAM one-half of the total investment advisory fee payable to the Adviser by the Fund (after application of any fee waivers in effect) for such monthly period. If a Fund's average daily net assets for the monthly period are greater than $500 million, the Adviser shall pay MSAM a fee for such monthly period equal to the greater of (a) one-half of what the total investment advisory fee payable to the Adviser by the Fund (after application of any fee waivers in effect) for such monthly period would have been had the Fund's average daily net assets during such period been equal to $500 million, or (b) forty-five percent of the total investment advisory fee payable to the Adviser by the Fund (after application of any fee waivers in effect) for such monthly period.

    MSAM, with principal offices at 1221 Avenue of the Americas, New York, NY 10020, conducts a worldwide portfolio management business. It provides a broad range of portfolio management services to customers in the United States and abroad. At June 30, 1998, MSAM had together with its affiliated institutional investment management companies, assets under management (including assets under fiduciary advisory control) totaling approximately $169 billion.

    PORTFOLIO MANAGERS -- The following individuals have primary portfolio management responsibility for the Funds noted below:

    EMERGING MARKETS DEBT FUND -- THOMAS L. BENNETT, STEPHEN F. ESSER AND ABIGAIL L. MCKENNA. Messrs. Bennett and Esser and Ms. McKenna have shared responsibility for managing Emerging Markets Debt Fund since October 2, 1998. Ms. McKenna joined the Adviser in 1996 and is a Vice President of the Adviser and Morgan Stanley & Co. Incorporated. She focuses primarily on the trading and management of the emerging markets debt portfolios. Prior to joining the Adviser, she was a Senior Portfolio Manager at MIMCO and a Limited Partner at Weiss Peck & Greer from 1991 to 1995 where she was responsible for the trading and management of Corporate Bond Portfolios. She holds a B.A. in International Relations from Georgetown University and is a Chartered Financial Analyst. For a description of the business experience of Messrs. Bennett and Esser, see "High Yield & Total Return Fund" below.

    GLOBAL FIXED INCOME FUND -- J. DAVID GERMANY, MICHAEL B. KUSHMA, PAUL F. O'BRIEN AND RAM WILLNER. J. David Germany shares primary responsibility for managing the Fund's assets. He joined the Sub-Adviser in 1996 and has been a portfolio manager with the Adviser's affiliate, Miller Anderson & Sherrerd, LLP ("MAS") since 1991. He assumed responsibility for the Global Fixed Income and International Fixed Income Portfolios of the MAS-advised MAS Funds, including the Fund, in 1993 and the MAS Funds' Multi-Asset-Class Portfolio in 1994. He holds an A.B. degree (Valedictorian) from Princeton University and a Ph.D. in Economics from the Massachusetts Institute of Technology. Michael B. Kushma, a Principal of Morgan Stanley and the Sub-Adviser, joined the firm in 1987. He shares primary responsibility for managing the Fund's assets. He was a member of Morgan Stanley's global fixed income strategy group in the fixed income division from 1987-1995 where he became the division's senior government bond strategist. He joined the Sub-Adviser in 1995 where he took responsibility for the global fixed income portfolios. Mr. Kushma has shared primary responsibility for managing the Fund's assets since 1995. Mr. Kushma received an A.B. in economics from Princeton University in 1979, an M. Sc. in economics from the London School of Economics in 1981 and an M.Phil. in economics from Columbia University in 1983. Paul F. O'Brien has shared primary responsibility for managing the Fund's assets since 1996. He joined the Sub-Adviser and MAS in 1996. He was head of European Economics from 1993 through 1995 for JP Morgan. He assumed responsibility for the MAS-advised MAS Funds' Global Fixed Income and International Fixed Income Portfolios in 1996. Mr. O'Brien holds a B.S. degree from the Massachusetts Institute of Technology and a Ph.D. in Economics from the University of Minnesota. Ram Willner, a Principal of Morgan Stanley, has been a portfolio manager with MAS since April 1, 1998. From 1994 to 1998 he was a Market Strategist/Risk Control Manager and Director of International Bond Research with Pacific Investment Management Company and from 1992 to 1994 he was a Senior Quantitative Analyst for Sanford C. Bernstein & Co. Prior to that he was a Vice President of Citibank, N.A. Mr. Willner holds a B.A. from Brandeis University, an M.S.I.A. from Carnegie-Mellon University and a D.B.A. from Harvard University. J. David Germany, Michael B. Kushma and Paul F. O'Brien have had primary responsibility for managing the Global Fixed Income Portfolio since September 1997. Ram Willner has shared primary responsibility for managing the Global Fixed Income Fund since April 1, 1998.

    HIGH YIELD & TOTAL RETURN FUND -- ROBERT ANGEVINE, THOMAS L. BENNETT AND STEPHEN F. ESSER. Robert Angevine is a Principal of Morgan Stanley and the Sub-Adviser and the portfolio manager for high yield investments. He has shared primary management responsibility for the Fund since it commenced operations. Mr. Angevine also manages high yield assets for one of the largest corporate pension funds in the country. His other experience includes international treasury operations at a major pharmaceutical company and commercial banking. Mr. Angevine received an M.B.A. from Fairleigh Dickinson University and a B.A. in Economics from Lafayette College. Thomas L. Bennett has shared responsibility for managing the Fund's assets since 1996. He joined the Sub-Adviser in 1996 and has been a portfolio manager with MAS since 1984. Mr. Bennett assumed responsibility for the MAS-advised MAS Funds' Fixed Income Portfolio in 1984, the Domestic Fixed Income Portfolio in 1987, the High Yield Portfolio in 1985, the Fixed Income Portfolio II in 1990, the Special Purpose Fixed Income and Balanced Portfolios in 1992 and the Multi-Asset-Class Portfolio in 1994. Mr. Bennett also is the Chairman of the MAS Funds and has a B.S. degree (Chemistry) and an M.B.A. from the University of Cincinnati. Stephen F. Esser shares primary responsibility for managing the Fund's assets. He joined the Sub-Adviser in 1996 and has been a portfolio manager with MAS since 1988. He assumed responsibility for the MAS-advised MAS Funds' High Yield Portfolio in 1989. Mr. Esser is a member of the New York Society of Security Analysts and has a B.S. degree (Summa Cum Laude; Phi Beta Kappa) from the University of Delaware. Mr. Esser has shared responsibility for managing the Fund's assets since 1996.

    WORLDWIDE HIGH INCOME FUND -- ROBERT ANGEVINE AND PAUL GHAFFARI. Information about Messrs. Angevine and Ghaffari is included under Emerging Markets Debt Fund and High Yield Fund, respectively, above. Messrs. Angevine and Ghaffari have shared primary management responsibility for the Fund since it commenced operations.

    ADMINISTRATOR. The Administrator provides the Company with administrative services pursuant to an administration agreement (the "Administration Agreement"). The services provided under the Administration Agreement are subject to the supervision of the officers and Board of Directors of the Company and include day-to-day administration of matters related to the corporate existence of the Company, maintenance of its records, preparation of reports, supervision of the Company's arrangements with its custodian and assistance in the preparation of the Company's registration statements under federal and state laws. The Administration Agreement also provides that the Administrator through its agents will provide the Company dividend disbursing and transfer agent services. For its services under the Administration Agreement, the Company pays the Administrator a monthly fee which on an annual basis equals 0.25% of the average daily net assets of each Fund.

    Under a sub-administration agreement between the Administrator and The Chase Manhattan Bank ("Chase"), Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of Chase, provides certain administrative services to the Company. The Administrator supervises and monitors such administrative services provided by CGFSC. The services provided under the sub-administration agreement are subject to the supervision of the Board of Directors of the Company. The Board of Directors of the Company has approved the provision of services described above pursuant to the sub-administration agreement as being in the best interests of the Company. CGFSC's business address is 73 Tremont Street, Boston, Massachusetts 02108-3913. For additional information on the Administration Agreement, see "Management of the Company" in the Statement of Additional Information.

    DIRECTORS AND OFFICERS. Pursuant to the Company's Articles of Incorporation, the Board of Directors decides upon matters of general policy and reviews the actions of the Adviser, Sub-Adviser, Administrator and Distributor. The officers of the Company conduct and supervise its daily business operations.

    DISTRIBUTOR. Van Kampen Funds Inc. (the "Distributor") serves as the distributor of the shares of the Company. Under its distribution agreement (the "Distribution Agreement") with the Company, the Distributor sells shares of the Company upon the terms and at the current offering price described in this Prospectus. The Distributor is not obligated to sell any specific number of shares of the Company.

    The Company currently offers Class A shares, Class B shares and Class C shares of the Funds. The Company may in the future offer one or more classes of shares for Funds that may have sales charges or other distribution charges or a combination thereof different from those of the classes currently offered.

    The Board of Directors of the Company has approved and adopted the Distribution Agreement for the Company and a Plan for each class of the Funds pursuant to Rule 12b-1 under the 1940 Act (each a "Plan" and together, the "Plans"). Under each Plan, the Distributor is entitled to receive from each Fund a distribution fee, which is accrued daily and paid no more frequently than monthly, at a maximum rate of up to 0.75% of the Class B shares and Class C shares of each Fund, on an annualized basis of the average daily net assets of such classes. The actual amount of such compensation is based upon the expenses incurred by the Distributor. With respect to Class B shares, the Distributor expects to utilize substantially all of its fee to reimburse itself for commissions paid to investment dealers, banks or financial services firms that provide distribution services ("Participating Dealers"). With respect to Class C shares, the Distributor expects to reallocate substantially all of its fee to such Participating Dealers. The Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee and the Distributor is free to make additional payments out of its own assets to promote the sale of Fund shares. Class A shares, Class B shares and Class C shares are subject to a service fee at an annual rate of 0.25% on an annualized basis of the average daily net assets of such class of shares of a Fund. In addition to such payments, the Adviser or its affiliates may pay certain expenses associated with activities which might be construed to be financing the sale of the Funds' shares including payments to third parties that provide assistance in the distribution effort (in addition to selling shares and providing shareholder services). Any payments by the Adviser or its affiliates will be made directly from their assets and will not be made from the assets of the Company or by the assessment of a charge on shares.

    The Plans obligate the Funds to accrue and pay to the Distributor the fee agreed to under its Distribution Agreement. The Plans do not obligate the Funds to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the Plan. Thus, under each Plan, even if the Distributor's actual expenses exceed the fee payable to it thereunder at any given time, the Funds will not be obligated to pay more than that fee.

    Each Plan for a class of Company shares, under the terms of Rule 12b-1, will remain in effect only if approved at least annually by the Company's Board of Directors, including those directors who are not "interested persons" of the Company as that term is defined in the 1940 Act and who have no direct or indirect financial interest in the operation of a Plan or in any agreements related thereto ("12b-1 Directors"). Each Plan may be terminated at any time by a vote of a majority of the 12b-1 Directors or by a vote of a majority of the outstanding voting securities of the applicable class of the Fund. The fee set forth above will be paid by the appropriate class to the Distributor unless and until a Plan is terminated or not renewed. The Company intends to operate each Plan in accordance with its terms and the NASD Conduct Rules concerning sales charges.

    PAYMENTS TO FINANCIAL INSTITUTIONS. The Adviser or its affiliates may compensate certain financial institutions for the continued investment of their customers' assets in the Funds pursuant to the advice of such financial institutions. These payments will be made directly by the Adviser or its affiliates from their assets, and will not be made from the assets of the Company or by the assessment of a sales charge on shares. Such financial institutions may also perform certain shareholder or recordkeeping services that would otherwise be performed by Investor Services (defined below). The Adviser may elect to enter into a contract to pay the financial institutions for such services.

    EXPENSES. Each Fund is responsible for payment of certain other fees and expenses (including professional fees, custodial fees and printing and mailing costs) specified in the Administration and Distribution Agreements.

                               PURCHASE OF SHARES

GENERAL

    The Company offers three classes of shares to the public on a continuous basis through the Distributor as principal underwriter, which is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Shares are also offered through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). The term "dealers" and "brokers" are sometimes referred to herein as "Participating Dealers."

    As of the date of this Prospectus, the Emerging Markets Debt Fund is not offering shares.

    Initial investments must be at least $500 for each class of shares, and subsequent investments must be at least $25 for each class of shares. The $500 minimum may be waived by the Distributor for plans involving periodic investments. Shares of the Company may be sold in foreign countries where permissible. The Company and the Distributor reserve the right to refuse any order for the purchase of shares. The Company also reserves the right to suspend the sale of the Company's shares in response to conditions in the securities markets or for other reasons.

    Shares of the Funds available for sale may be purchased on any business day through Participating Dealers. Shares may also be purchased by completing the application accompanying this Prospectus and forwarding the application, through the Participating Dealer, to the Funds' shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly-owned subsidiary of Van Kampen. When purchasing shares of the Company, investors must specify the Fund and whether the purchase is for Class A shares, Class B shares or Class C shares.

    Shares are offered at the next determined net asset value per share, plus an initial or contingent deferred sales charge depending on the class of shares chosen by the investor, as shown in the tables herein. See "Valuation of Shares" for a further description of net asset value computations.

    Generally, the net asset values per share of the Class A shares, Class B shares and Class C shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the classes of shares may differ from one another, reflecting the daily expense accruals of the higher distribution fees applicable with respect to the Class B shares and Class C shares and the differential in the dividends paid on the classes of shares. The price paid for shares purchased is based on the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received by a Participating Dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. Orders received by Participating Dealers after the close of the New York Stock Exchange (the "NYSE") are priced based on the net asset value per share calculated after the next day's close provided they are received by the Distributor prior to the Distributor's close of business on such day. It is the responsibility of Participating Dealers to transmit orders received by them to the Distributor so they will be received prior to such time.

    Each class of shares represents an interest in the same portfolio of investments, has the same rights and is identical in all respects, except that
(i) Class B shares and Class C shares bear the expenses of the deferred sales arrangement and any expenses (including higher distribution fees) resulting from such sales arrangement, (ii) generally, each class has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan to which its distribution fee or service fee is paid, (iii) certain shares are subject to a conversion feature, (iv) each class has different exchange privileges and (v) each class has different shareholder service options available. The net income attributable to Class B shares and Class C shares and the dividends payable on Class B shares and Class C shares will be reduced by the amount of the higher distribution fees associated with such class of shares. Sales personnel of Participating Dealers distributing the Company's shares and other persons entitled to receive compensation for selling such shares may receive differing compensation for selling Class A shares, Class B shares or Class C shares.

    In deciding which class of shares to purchase, investors should take into consideration their investment goals, present and anticipated purchase amounts, time horizons and temperments. Investors should consider whether, during the anticipated life of their investment in a Fund, the accumulated distribution fees and contingent deferred sales charges on Class B shares prior to conversion or Class C shares would be less than the initial sales charge on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher dividends per share on Class A shares. To assist investors in making this determination, the table under the caption "Fund Expenses" sets forth examples of the charges applicable to each class of shares. In this regard, Class A shares may be more beneficial to the investor who qualifies for reduced initial sales charges or purchases shares at net asset value, as described herein under "Purchase of Shares--Class A Shares." For these reasons, it is presently the policy of the Distributor not to accept any order of $500,000 or more for Class B shares or any order of $1 million or more for Class C shares as it ordinarily would be more beneficial for such an investor to purchase Class A shares.

    Class A shares are not subject to an ongoing distribution fee and, accordingly, receive correspondingly higher dividends per share. However, because initial sales charges are deducted at the time of purchase for most accounts under $1 million, investors in Class A shares do not have all their funds invested initially and, therefore, initially own fewer shares. Other investors might determine that it is more advantageous to purchase either Class B shares or Class C shares and have all their funds invested initially, although remaining subject to a contingent deferred sales charge. Ongoing distribution fees on Class B shares and Class C shares will be offset to the extent of the additional funds originally invested and any return realized on those funds. However, there can be no assurance as to the return, if any, which will be realized on such additional funds. For investments held for ten years or more, the relative value upon liquidation of the three classes tends to favor Class A or Class B shares, rather than Class C shares.

    Class A shares may be appropriate for investors who prefer to pay the sales charge up front, want to take advantage of the reduced sales charges available on larger investments, prefer not to pay redemption charges and/or have a longer-term investment horizon. Class B shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately, and/or have a longer-term investment horizon. Class C shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately, have a shorter-term investment horizon and/ or desire a short contingent deferred sales charge schedule.

    The distribution expenses incurred by the Distributor in connection with the sale of the shares will be reimbursed, in the case of Class A shares, from the proceeds of the initial sales charge and, in the case of Class B shares and Class C shares, from the proceeds of the ongoing distribution fee and any CDSC incurred upon redemption within five years or one year, respectively, of purchase. Investors should understand that the purpose and function of the CDSC and ongoing distribution fee with respect to Class B shares and Class C shares are the same as those of the initial sales charge with respect to Class A shares. See "Distribution Plans."

    The Distributor may from time to time implement programs under which a Participating Dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any Participating Dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the Participating Dealer at the public offering price during such programs. Other programs provide, among other things and subject to certain conditions, for certain favorable distribution arrangements for shares of the Company. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Company. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. In some instances, additional compensation or promotional incentives may be offered to Participating Dealers that have sold or may sell significant amounts of shares during specified periods of time. Such fees paid for such services and activities with respect to a Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. All of the foregoing payments are made by the Distributor out of its own assets. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.

CLASS A SHARES

    The public offering price of Class A shares is the next determined net asset value per share plus a sales charge, as set forth herein.

SALES CHARGE TABLE

                                                                     REALLOWED TO DEALERS
                                    AS % OF         AS % OF NET        (AS % OF OFFERING
SIZE OF INVESTMENT              OFFERING PRICE    AMOUNT INVESTED           PRICE)
------------------------------  ---------------  -----------------  -----------------------
Less than $100,000............          4.75              4.99                  4.25
$100,000 but less than
 $250,000.....................          3.75              3.90                  3.25
$250,000 but less than
 $500,000.....................          2.75              2.83                  2.25
$500,000 but less than
 $1,000,000...................          2.00              2.04                  1.75
$1,000,000 or more*...........         *                 *                     *

--------------
 * No initial sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Funds impose a contingent deferred sales charge of 1.00% in the event of certain redemptions within one year of the purchase. A commission will be paid to brokers, dealers or financial intermediaries who initiate and are responsible for purchases of $1 million or more as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the excess over $3 million. See "Purchase of Shares -- Purchase of Class B Shares" and "-- Purchase of Class C Shares" for additional information with respect to contingent deferred sales charges.

    In addition to the reallowances from the applicable public offering price described herein, the Distributor may, from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensation, to Participating Dealers that sell shares of the Company. Participating Dealers which are reallowed all or substantially all of the sales charges may be deemed to be underwriters for purposes of the 1933 Act.

    The Distributor may also pay financial institutions (which may include banks) and other industry professionals that provide services to facilitate transactions in shares of the Company for their clients a transaction fee up to the level of the reallowance allowable to Participating Dealers described herein. Such financial institutions, other industry professionals and Participating Dealers are hereinafter referred to as "Service Organizations." Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If banking firms were prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Company. State securities laws regarding registration of banks and other financial institutions may differ from the interpretations of federal law expressed herein and banks and other financial institutions may be required to register as dealers pursuant to certain state laws.

QUANTITY DISCOUNTS

    Investors purchasing Class A shares may, under certain circumstances, be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described below.

    Investors or their Participating Dealers must notify the Company whenever a quantity discount is applicable to purchases. Upon such notification, an investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their Participating Dealer or the Distributor.

    A person eligible for a reduced sales charge includes an individual, their spouse and children under 21 years of age, and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

    The phrase "Participating Funds," as used herein, refers to certain open-end investment companies advised by the Adviser or Van Kampen Asset Management Inc. ("Asset Management") and distributed by the Distributor as determined from time to time by the Company's Board of Directors.

    VOLUME DISCOUNTS. The size of investment shown in the preceding sales charge table applies to the total dollar amount being invested by any person in shares of a Fund or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

    CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the preceding sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds which have been previously purchased and are still owned.

    LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating the investments over a 13-month period to determine the sales charge as outlined in the preceding table. The size of investment shown in the preceding table also includes purchases of shares of the Participating Funds over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the sales charges previously paid. The initial purchase must be for an amount equal to at least 5% of the minimum total purchased amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day back-dating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower charge. Such adjustments in sales charge will be used to purchase additional shares for the shareholder at the applicable discount category. Additional information is contained in the application form accompanying this Prospectus.

OTHER PURCHASE PROGRAMS

    Purchasers of Class A shares may be entitled to reduced initial sales charges in connection with unit investment trust reinvestment programs and purchases by registered representatives of selling firms or purchases by persons affiliated with the Company or the Distributor. The Company reserves the right to modify or terminate these arrangements at any time.

    UNIT INVESTMENT TRUST REINVESTMENT PROGRAMS. The Company permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A shares of the Company at net asset value with no minimum initial or subsequent investment requirement if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Company and the Distributor. The total sales charge for all other investments made from unit trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the Participating Dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the applicable terms and conditions thereof, should contact their Participating Dealer or the Distributor.

    The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in a Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each participating investor in a computerized format fully compatible with Investor Services' processing system.

    As further requirements for obtaining these special benefits, the Company also requires that all dividends and other distributions by a Fund be reinvested in additional shares without any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Company will send account activity statements to such participants on a monthly basis only, even if their investments are made more frequently. The Company reserves the right to modify or terminate this program at any time.

    NAV PURCHASE OPTIONS. Class A shares of a Fund may be purchased at net asset value per share without an initial sales charge, upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund by:

  (1) Current or retired trustees/directors of funds advised by the Adviser or Asset Management and such persons' families and their beneficial accounts.

  (2) Current or retired directors, officers and employees of Morgan Stanley Group Inc. and any of its subsidiaries, employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser, and such persons' families and their beneficial accounts.

  (3) Directors, officers, employees and registered representatives of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.

  (4) Registered investments advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay Participating Dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.

  (5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through national wirehouse alliance programs subject to certain minimum size and operational requirements. Directors and other fiduciaries should refer to the Statement of Additional Information for further detail with respect to such alliance programs.

  (6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

  (7) Accounts as to which a broker, dealer or financial intermediary charges an account management fee ("wrap accounts"), provided the broker, dealer or financial intermediary has a separate agreement with the Distributor.

  (8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Code, or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by non-profit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code. Such plans will qualify for purchases at net asset value provided that (1) the initial amount invested in the Participating Funds is at least $500,000 or (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Section 403(b) and similar accounts for which Van Kampen Trust Company ("Van Kampen Trust") serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. A commission will be paid to dealers who initiate and are responsible for such purchases within a rolling twelve month period as follows: 1.00% on sales up to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million

  (9) Individuals who are members of a "qualified group". For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Funds or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Funds and other Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participant's account in connection with this privilege will be subject to a contingent deferred sales charge of one percent in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

    The term "families" includes a person's spouse, children and grandchildren under 21 years of age, parents and a person's spouse's parents.

    Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described herein under "Distribution Plans" on purchases made as described in (3) through
(9) above.

    The Company may terminate, or amend the terms of, offering shares of the Funds at net asset value to the foregoing groups at any time.

PURCHASE OF CLASS B SHARES

    Class B shares of the Funds may be purchased at net asset value without an initial sales charge. However, a CDSC will be imposed on certain Class B shares redeemed within five years of purchase. The charge is assessed on an amount equal to the lesser of the then-current market value of the Class B shares redeemed or the total cost of such shares. Accordingly, the CDSC will not be applied to dollar amounts representing an increase in the net asset values above the initial purchase price of the shares being redeemed. In addition, no charge is assessed on redemptions of Class B shares derived from reinvestment of dividends or capital gains distributions.

    In determining whether the CDSC is applicable to a redemption, the calculation is made in the manner that results in the lowest possible rate. Therefore, it is assumed that the redemption is first of any Class B shares in the shareholder's account that represent reinvested dividends and/or distributions, and/or of Class B shares held longer than five years after purchase, and next of Class B shares held the longest during the initial five-year period after purchase. The amount of the CDSC, if any, will vary depending on the number of years from the time of purchase of Class B shares until the redemption of such shares (the "holding period"). The following table sets forth the rates of the CDSC.

CONTINGENT DEFERRED SALES CHARGE

                                                              SALES CHARGE AS
                                                               PERCENTAGE OF
                                                                    THE
                                                               DOLLAR AMOUNT
YEAR SINCE PURCHASE                                              SUBJECT TO
PAYMENT WAS MADE                                                   CHARGE
------------------------------------------------------------  ----------------
First.......................................................       4.00%
Second......................................................       4.00%
Third.......................................................       3.00%
Fourth......................................................       2.50%
Fifth.......................................................       1.50%
Thereafter..................................................       None*

--------------
* As described more fully below, Class B shares automatically convert to Class A shares after the eighth year following purchase.

    Proceeds from any CDSC are paid to the Distributor and are used by the Distributor to defray its expenses related to providing distribution-related services to the Company in connection with the sale of the Class B shares. The Distributor will make payments to the Participating Dealers that handle the purchases of such shares at a rate not in excess of 4.00% of the purchase price of such shares at the time of purchase and expects to pay to Participating Dealers a portion of its distribution fee under the Rule 12b-1 Plan as described under "Management of the Company -- Distributor" above. Additionally, the Distributor may pay additional promotional incentives, in the form of cash or other compensation, to authorized dealers that sell Class B shares of the Funds. The combination of the CDSC and the distribution fee facilitates the ability of the Company to sell the Class B shares without a sales charge being deducted at the time of purchase.

    AUTOMATIC CONVERSION TO CLASS A SHARES. After the eighth year following purchase, Class B shares will automatically convert to Class A shares and will no longer be subject to the higher distribution fees. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. Under current tax law, the conversion is not a taxable event to the shareholder.

PURCHASE OF CLASS C SHARES

    Class C shares of the Funds may be purchased at the net asset value per share and such shares are subject to a CDSC at the rate of 1.00% of the lesser of the current market value of the shares redeemed or the total cost of such shares for shares that are redeemed within one year of purchase. The Distributor will generally make payments to the Participating Dealers that handle the purchases of such shares at the rate of up to 1.00% of the purchase price of such shares at the time of purchase and expects to pay to Participating Dealers most of its distribution fee, with respect to such shares, under the Rule 12b-1 Plan for such class of shares, as described under "Management of the Company -- Distributor" above. In determining whether a CDSC is payable, and, if so, the amount of the fee or charge, it is assumed that shares not subject to such fee or charge are the first redeemed.

WAIVER OF CDSC.

    The CDSC will be waived on the redemption of Class B or Class C shares (i) following the death or initial determination of disability (as defined in the Code) of a shareholder; (ii) certain distributions from an IRA or other retirement plan; (iii) to the extent that shares redeemed have been withdrawn from a Systematic Withdrawal Plan, up to a maximum amount of 12% per year from a shareholder account based on the value of the account at the time the Withdrawal Plan is established; (iv) in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares; and (v) effected pursuant to the right of the Company to liquidate a shareholder's account as described under "Redemption of Shares." A shareholder, or their representative, must notify the Company's Transfer Agent prior to the time of redemption if such circumstances exist and the shareholder is eligible for this waiver. The shareholder is responsible for providing sufficient documentation to the Transfer Agent to verify the existence of such circumstances. For information on the imposition and waiver of the CDSC, contact Investor Services at 1-800-282-4404.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

    No initial sales charge or CDSC will be payable on the shares of the Funds or classes thereof purchased through the automatic reinvestment of dividends and distributions on shares of the Funds.

REINSTATEMENT PRIVILEGE OF EACH CLASS

    A shareholder who has redeemed Class A shares of a Participating Fund may reinvest up to the full amount received at net asset value per share at the time of the reinvestment in Class A shares of the Funds without payment of a sales charge. A shareholder who has redeemed Class B shares of a Participating Fund and paid a CDSC upon such redemption may reinvest up to the full amount received upon redemption in Class A shares of a Fund at net asset value per share with no initial sales charge. A Class C shareholder who has redeemed shares of a Participating Fund may reinstate any portion or all of the net proceeds of such redemption in Class C shares of a Fund with credit given for any CDSC paid upon such redemption. The reinstatement privilege as to any specific Class A, Class B or Class C shares must be exercised within 180 days of the redemption. The Transfer Agent must receive from the shareholder or the shareholder's Participating Dealer both a written request for reinstatement and a check or wire which does not exceed the redemption proceeds. The written request must state that the reinvestment is made pursuant to this reinstatement privilege. If a loss is realized on the redemption of Class A shares, the reinvestment may be subject to the "wash sale" rules if made within 30 days of the redemption, resulting in a postponement of the recognition of such loss for federal income tax purposes. The reinstatement privilege may be terminated or modified at any time. Reinstatement at net asset value per share is also offered to participants in those eligible retirement plans held or administered by Van Kampen Trust for repayment of principal (and interest) on their borrowings on such plans. See the Statement of Additional Information for further discussion of waiver provisions.

                              SHAREHOLDER SERVICES

    The Company offers a number of shareholder services designed to facilitate investment in its shares at little or no extra costs to the investor. Below is a description of such services. Unless otherwise described below, each of these services may be modified or terminated by the Company at any time.

    INVESTMENT ACCOUNT. Each shareholder has an investment account under which shares are held by Investor Services. Investor Services acts as transfer agent for the Company and performs bookkeeping, data processing and administration services related to the maintenance of shareholder accounts. Except as described herein, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder will receive statements at least quarterly from Investor Services showing any reinvestments of dividends and capital gains distributions and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gains distributions and systematic purchases or redemptions. Additions to an investment account may be made at any time by purchasing shares through authorized brokers, dealers or financial intermediaries or by mailing a check directly to Investor Services.

    SHARE CERTIFICATES. Generally, the Company will not issue share certificates. However, upon written or telephone request to the Company, a share certificate will be issued, representing shares (with the exception of fractional shares) of the Company. A shareholder will be required to surrender such certificates upon redemption or transfer thereof. In addition, if such certificates are lost the shareholder must write to Van Kampen Series Fund, Inc. c/o Van Kampen Investor Services Inc., P.O. Box 418256, Kansas City, MO 64141-9256, requesting an "affidavit of loss" and to obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate a fee for replacing the lost certificate equal to no more than 2.00% of the net asset value of the issued shares and bill the party to whom the replacement certificate was mailed.

    REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gains distributions in shares of the applicable Fund. Such shares are acquired at net asset value (without sales charge) on the record date of such dividend or distribution. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 282-4404 or (800) 772-8889 for the hearing impaired, or in writing to Investor Services. The investor may, on the initial application or prior to any declaration, instruct that dividends be paid in cash and capital gains distributions be reinvested at net asset value, or that both dividends and capital gains distributions be paid in cash. For further information, see "Dividends and Distributions."

    AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to charge a bank account on a regular basis to invest pre-determined amounts in the Funds. Additional information is available from the Distributor or authorized brokers, dealers or financial intermediaries.

    DIVIDEND DIVERSIFICATION. A shareholder may, upon written request or by completing the appropriate section of the application form accompanying this Prospectus or by calling (800) 282-4404 or (800) 772-8889 for the hearing impaired, elect to have all dividends and other distributions paid on a class of shares of the Company invested into shares of the same class of any Participating Fund so long as a pre-existing account for such class of shares exists for such shareholder. Both accounts must also be of the same type, either non-retirement or retirement. Any two non-retirement accounts can be used. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Keogh) and for the benefit of the same individual.

    If the qualified pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected portfolio at its net asset value as of the payable date of the distribution only if shares of such selected portfolio have been registered for sale in the investor's state and are currently available for sale.

    RETIREMENT PLANS. Eligible investors may establish IRAs; SEP; pension and profit sharing plans; 401(k) plans; or Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen Trust serves as custodian under the IRA, 403(b)(7) and Keogh plans. Details regarding fees, as well as full plan administration for profit sharing, pension and 401(k) plans, are available from the Distributor.

    EXCHANGE PRIVILEGE. Shares of the Funds may be exchanged for shares of the same class of another Participating Fund based on the net asset value per share of each fund on the date of exchange, subject to certain limitations. Before effecting an exchange, shareholders in the Company should obtain and read a current prospectus of the Participating Funds into which the exchange is to be made. SHAREHOLDERS MAY ONLY EXCHANGE INTO SUCH OTHER PARTICIPATING FUNDS AS ARE LEGALLY AVAILABLE FOR SALE IN THEIR STATE AND ARE CURRENTLY AVAILABLE FOR SALE.

    To be eligible for exchange, shares of a Fund generally must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of a Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. Under normal circumstances, it is the policy of the Adviser not to approve such requests.

    Class A shares of a Participating Fund that generally imposes an initial sales charge are not subject to any sales charge upon exchange into another Participating Fund. Class A shares of a Participating Fund that does not impose an initial sales charge will be subject to the applicable sales charge of the Participating Fund being obtained in the exchange.

    No sales charge is imposed upon the exchange of a Class B share or a Class C share. The CDSC schedule, conversion schedule and holding period applicable to a Class B share or a Class C share acquired through the exchange privilege is determined by reference to the Participating Fund from which such share originally was purchased.

    Exchange of shares are sales and may result in a gain or loss for federal income tax purposes. If the shares exchanged have been held for less than 91 days, the sales charge paid on such shares is not included in the tax basis of the exchanged shares, but is carried over and included in the tax basis of the shares acquired.

    A shareholder wishing to make an exchange may do so by sending a written request to Investor Services or by contacting the telephone transaction line at
(800) 421-5684. A shareholder automatically has telephone exchange privileges unless otherwise designated in the application form accompanying this Prospectus. See "Redemption of Shares -- Telephone Transaction Procedures" for more information. The exchange will take place at the relative net asset value per share of the shares next determined after receipt of such request with adjustment for any additional sales charge. Any shares exchanged begin earning dividends on the next business day after the exchange is affected. If the exchanging shareholder does not have an account in the Participating Fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gains options (except dividend diversification options) and broker, dealer or financial intermediary of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or dividend diversification options for the new account, an exchanging shareholder must file a specific written request. The Company reserves the right to reject any order to acquire its shares through exchange. In addition, the Company may restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

    SYSTEMATIC WITHDRAWAL PLAN. Any investor whose shares in a single account total $5,000 or more at the offering price next computed after receipt of instructions may establish a quarterly, semi-annual or annual withdrawal plan. Investors whose shares in a single account total $10,000 or more at the offering price next computed after receipt of instructions may establish a monthly, quarterly, semi-annual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the principal, if necessary. Each withdrawal constitutes a redemption of shares on which taxable gain or loss will be recognized. The plan holder may arrange for monthly, quarterly, semi-annual or annual checks in any amount not less than $25.

    The CDSC on Class B and Class C shares is waived for withdrawals under the Systematic Withdrawal Plan of a maximum 1% per month, 3% per quarter, 6% semiannually or 12% annually, of the value of a shareholder's account at the time the Systematic Withdrawal Plan is commenced. Under this CDSC waiver policy, amounts withdrawn each period will be paid by redeeming first shares not subject to a CDSC because the shares were purchased by the reinvestment of dividends or capital gains distributions, the CDSC period has elapsed or some other waiver of the CDSC applies. If shares subject to a CDSC must be redeemed, shares held for the longest period of time will be redeemed first and continuing with shares held the next longest period of time until shares held the shortest period of time are redeemed.

    Under the plan, sufficient shares of the Company are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gains distributions on shares held under the plan are reinvested in additional shares at the next determined net asset value. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Withdrawals made concurrently with purchases of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. The Company reserves the right to amend or terminate the systematic withdrawal program on 30 days' notice to its shareholders.

    AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS. Holders of Class A shares can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemptions transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application. The shareholder must also include a voided check or deposit slip from the bank account into which redemptions are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing to Investor Services or by calling 1-800-282-4404. A shareholder's bank may charge a fee for ACH transfers.

    TRANSFER OF REGISTRATION. You may transfer the registration of any of your Company shares to another person by writing to the Company c/o Van Kampen Investor Services Inc., P.O. Box 418256, Kansas City, Missouri 64141-9256. As in the case of redemptions, the written request must be received in "good order" before any transfer can be made. Shares held in broker street name may be transferred only by contacting your Participating Dealer.

    INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.van-kampen.com for further instruction. Van Kampen and its subsidiaries, including Investor Services (collectively "VK"), and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, neither VK nor the Fund will be liable for following instructions through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

                              REDEMPTION OF SHARES

    Shareholders may redeem for cash some or all of their shares without charge by the Company (other than any applicable CDSC) at any time by sending a written request in proper form directly to the Company c/o Van

Kampen Investor Services Inc., P.O. Box 418256, Kansas City, Missouri 64141-9256, by placing the redemption request through a Participating Dealer or by calling the Company. See "Purchase of Shares" for a discussion of applicable CDSC levels.

    WRITTEN REDEMPTION REQUESTS. In the case of redemption requests sent directly to Investor Services, the redemption request should indicate the number of shares or dollars to be redeemed, the class designation of such shares, the account number and be signed exactly as the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $50,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 30 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank. If certificates are held for the shares being redeemed, such certificates must be endorsed for transfer or accompanied by an endorsed stock power and sent with the redemption request. In the event the redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator, additional documents may be necessary. The redemption price is the net asset value per share next determined after the request is received by Investor Services in proper form. Payment for shares redeemed will ordinarily be made by check mailed within seven business days after acceptance by Investor Services of the request and any other necessary documents in proper order.

    DEALER REDEMPTION REQUESTS. Shareholders may redeem shares through their securities dealer, who will submit the request to the Distributor. Orders received from dealers must be at least $500 unless transmitted via the FUNDSERV network. The redemption price for such shares is the net asset value per share next calculated after an order is received, less any applicable CDSC, by a dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Any change in the redemption price due to failure of the Distributor to receive a redemption request prior to such time must be settled between the shareholder and dealer. Shareholders must submit a written redemption request in proper form (as described above under "Written Redemption Requests") to the dealer within three business days after calling the dealer with the redemption request. Payment for shares redeemed (less any sales charge, if applicable) will ordinarily be made by check mailed within three business days to the dealer.

    TELEPHONE REDEMPTION REQUESTS. The Company permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. To establish such privilege, a shareholder must complete the appropriate section of the application accompanying this Prospectus or call the Company at (800) 282-4404, or (800) 772-8889 for the hearing impaired, to request that a copy of the Telephone Redemption Authorization form be sent to them for completion. To redeem shares, contact the telephone transaction line at (800) 421-5684. See "Telephone Transaction Procedures" for more information. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Company's other redemption procedures previously described. Requests received by Investor Services prior to 4:00 p.m., Eastern Time, on a regular business day will be processed at the net asset value per share determined that day. These privileges are available for all accounts other than retirement accounts. The telephone redemption privilege is not available for shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

    For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check sent to the shareholders' address of record and amounts of at least $1,000 and up to $1 million may be redeemed daily if the proceeds are to be paid by wire sent to the shareholder's bank account of record. The proceeds must be payable to the shareholder(s) of record. Proceeds from redemptions to be paid by check will ordinarily be mailed within three business days to the shareholder's address of record. Proceeds from redemptions to be paid by wire will ordinarily be wired on the next business day to the shareholder's bank account of record. This privilege is not available if the address or bank account of record has been changed within 30 days prior to a telephone redemption request. The Company reserves the right at any time to terminate, limit or otherwise modify this telephone redemption privilege.

    REDEMPTION UPON DEATH OR DISABILITY. The Company will waive the CDSC on redemption following the death or disability of holders of Class B shares and Class C shares. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Company does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of disability before it determines to waive the contingent deferred sales charge on Class B shares and Class C shares.

    In cases of death or disability, the CDSC on Class B shares and Class C shares will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC on Class B shares and Class C shares applies to a total or partial redemption, but only to redemptions of shares held at the time of the initial determination of death or disability.

    GENERAL REDEMPTION INFORMATION. If the shares to be redeemed have been recently purchased by check, Investor Services may delay mailing a redemption check or wiring redemption proceeds until it confirms that the purchase check has cleared, usually a period of up to 15 days. In addition, the redemption payment may be delayed or the right of redemption suspended by the Fund pursuant to rules of the SEC.

    The Company may redeem any shareholder account with a value on the date of the notice of redemption less than the minimum initial investment as specified in this Prospectus. At least 60 days' advance written notice of any such involuntary redemption will be given and the shareholder will be given an opportunity to purchase the required value of additional shares at the next determined net asset value per share without sales charge. Any involuntary redemption may only occur if the shareholder account is less than the minimum initial investment due to shareholder redemptions.

    A custodian of a retirement plan account may charge fees based on the custodian's fee schedule. IRA redemption requests should be sent to the IRA custodian to be forwarded to Investor Services. Where Van Kampen Trust serves as IRA custodian, special IRA, 403(b)(7), or Keogh redemption forms must be obtained from and be forwarded to Van Kampen Trust Company, P.O. Box 944, Houston, Texas 77001-0944. Contact the custodian for information. Reinstatement privileges (as otherwise described under "Purchase of Shares -- Reinstatement Privilege of Each Class" above) also extend to participants in eligible retirement plans held or administered by Van Kampen Trust who repay the principal and interest on their borrowings from such plans.

    FOR SHARES THAT ARE HELD IN BROKER STREET NAME, YOU CANNOT REQUEST REDEMPTION BY TELEPHONE OR BY MAIL; SUCH SHARES MAY BE REDEEMED ONLY BY CONTACTING YOUR PARTICIPATING DEALER.

    TELEPHONE TRANSACTION PROCEDURES. Van Kampen and its subsidiaries, including Investor Services (collectively, "VK") and the Company employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither VK nor the Company will be liable for following instructions which it reasonably believes to be genuine. VK and the Company may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed.

                              VALUATION OF SHARES

    Net asset value is calculated separately for each class of each Fund. The net asset value per share of each class of shares of a Fund is determined by dividing the total fair market value of the investments and other assets attributable to such class of shares, less all liabilities attributable to such class of shares, by the total number of outstanding shares of such class of shares. Net asset value per share of a Fund is determined as of the regular close of the NYSE (currently, 4:00 p.m. Eastern Time) on each day that the NYSE is open for business. Securities listed on a securities exchange for which market quotations are available are valued at their closing price. If no closing price is available, such securities will be valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average of the current bid and asked prices obtained from reputable brokers.

    Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Net asset value includes interest on fixed income securities, which is accrued daily. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Securities not priced in this manner are valued at the most recent quoted bid price, or, when stock exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted bid price will be used. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. In the event that amortized cost does not approximate market value, market prices as determined above will be used. The "amortized cost" method of valuation does not take into account unrealized gains or losses. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Fund would receive if it sold the instrument.

    The value of other assets and securities for which no quotations are readily available (including illiquid and unlisted foreign securities) and those securities for which it is inappropriate to determine prices in accordance with the above procedures are determined in good faith at fair value using methods determined by the Board of Directors. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. Dollars at the mean of the bid price and asked price of such currencies against the U.S. Dollar as quoted by a major bank.

                             PORTFOLIO TRANSACTIONS

    The Adviser and the Sub-Adviser select the brokers or dealers that will execute the purchases and sales of investment securities for each of the Funds. The Adviser and the Sub-Adviser may, consistent with NASD rules, place portfolio orders with qualified broker-dealers who recommend the Funds to their clients or who act as agents in the purchase of shares of the Funds for their clients.

    Subject to the overriding objective of obtaining the best execution of orders, the Adviser and the Sub-Adviser may allocate a portion of the Company's portfolio brokerage transactions to Morgan Stanley & Co. Incorporated ("Morgan Stanley"), an affiliate of the Adviser and Sub-Adviser or broker affiliates of Morgan Stanley under procedures adopted by the Board of Directors. For such portfolio transactions, the commissions, fees or other remuneration received by Morgan Stanley or such affiliates must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers for comparable transactions involving similar securities being purchased or sold during a comparable period of time.

    Although the objective of each Fund is not to invest for short-term trading, each Fund will seek to take advantage of trading opportunities as they arise to the extent they are consistent with the Fund's objective. Accordingly, investment securities may be sold from time to time without regard to the length of time they have been held. The Emerging Markets Debt Fund, which has not commenced investment operations, anticipates that its annual portfolio turnover rate will not exceed 100% under normal circumstances. Market conditions could result in portfolio activity at a greater or lesser rate than anticipated. For the annual turnover rates for the other Funds, see "Financial Highlights" above. High portfolio turnover (i.e. 100% or more) involves correspondingly greater transaction costs which will be borne directly by the Fund. In addition, high portfolio turnover may result in more capital gains which would be taxable to the shareholders of the Fund.

                            PERFORMANCE INFORMATION

    The Company may from time to time advertise total return of the Funds. In addition, from time to time the Company may advertise "yield" for each of the Funds. THESE FIGURES WILL BE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "total return" shows what an investment in a Fund would have earned over a specified period of time (such as one, three, five or ten years) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period. Total return does not take into account any federal or state income tax consequences to shareholders subject to tax. The "yield" of a Fund refers to the income generated by an investment in the Fund over a one-month or 30-day period. This income is then "annualized." That is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods, and is shown as a percentage of the investment. The Company may also include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper Analytical Services, Inc. and Morgan Stanley Capital International.

PERFORMANCE OF INVESTMENT SUB-ADVISER -- EMERGING MARKETS DEBT FUND

    The Sub-Adviser manages a portfolio of Morgan Stanley Institutional Fund, Inc. ("MSIF") which served as the model for the Emerging Markets Debt Fund. The portfolio of MSIF (the "MSIF Portfolio") has substantially the same investment objective, policies and strategies as the Emerging Markets Debt Fund. In addition, the Adviser and Sub-Adviser intend the Emerging Markets Debt Fund and the corresponding MSIF Portfolio to be managed by the same personnel and to continue to have closely similar investment strategies, techniques and characteristics. Past investment performance of the MSIF Portfolio, as shown in the table below, may be relevant to your consideration of investment in the Emerging Markets Debt Fund. The investment performance of the MSIF Portfolio is not necessarily indicative of future performance of the Emerging Markets Debt Fund. Also, the operating expenses of the Emerging Markets Debt Fund will be different from, and may be higher than, the operating expenses of the MSIF Portfolio. The investment performance of the MSIF Portfolio is provided merely to indicate the experience of the Sub-Adviser in managing similar investment portfolios.

    The data set forth below under the heading "Return With Sales Charge" is adjusted to reflect the Emerging Markets Debt Fund's projected operating expenses and (i) with respect to the Class A shares, to take into account a maximum 4.75% initial sales charge applicable to purchases of Class A shares of the Emerging Markets Debt Fund; (ii) with respect to Class B shares, to take into account the applicable CDSC that is imposed if Class B shares of the Emerging Markets Debt Fund are redeemed within the year of their purchase indicated; and (iii) with respect to the Class C shares, to take into account a 1.00% CDSC that is imposed if Class C shares of the Emerging Markets Debt Fund are redeemed within one year of their purchase. The data set forth below under the heading "Return Without Sales Charge" is adjusted to reflect the Emerging Markets Debt Fund's projected operating expenses and not adjusted to take into account such sales charges.

              TOTAL RETURN FOR THE MSIF PORTFOLIO'S CLASS A SHARES
            (A SEPARATE MUTUAL FUND FROM EMERGING MARKETS DEBT FUND)
                       FOR THE PERIOD ENDED JUNE 30, 1998
  (ADJUSTED TO REFLECT PROJECTED OPERATING EXPENSES AND, WHERE INDICATED, THE
                SALES CHARGES OF THE EMERGING MARKETS DEBT FUND)

RETURN WITH                                                                        SINCE
SALES CHARGE                                             1 YEAR      3 YEAR    INCEPTION (1)
-----------------------------------------------------  ----------  ----------  -------------
Class A..............................................     (8.27 )%    22.92 %       13.74%
Class B..............................................     (8.45 )%    23.79 %       14.52%
Class C..............................................     (5.45 )%    24.44 %       14.52%
RETURN WITHOUT
SALES CHARGE
-----------------------------------------------------
Class A..............................................     (3.70 )%    24.93 %       15.01%
Class B..............................................     (4.45 )%    24.44 %       14.52%
Class C..............................................     (4.45 )%    24.44 %       14.52%

--------------
(1) Commenced operations on February 1, 1994.

    The past performance of the MSIF Portfolio is no guarantee of the future performance of the Emerging Markets Debt Fund.

                          DIVIDENDS AND DISTRIBUTIONS

    Shareholders will automatically be credited with all dividends and distributions in additional shares at net asset value, without payment of any sales charge of the Funds, except that, upon written notice to the Company or by checking off the appropriate box in the account application form, a shareholder may elect to receive dividends and/or distributions in cash.

    The Emerging Markets Debt Fund expects to distribute substantially all of its net investment income in the form of annual dividends. Each of the Global Fixed Income, High Yield & Total Return and Worldwide High Income Funds expects to distribute net investment income in the form of monthly dividends. Each of the Funds expects to distribute net realized gains, if any, annually. Confirmations of the purchase of shares of the Fund through the automatic reinvestment of income dividends and capital gains distributions will be provided, pursuant to Rule 10b-10(b) under the Securities Exchange Act of 1934, as amended, on the next quarterly client statement following such purchase of shares. Consequently, confirmations of such purchases will not be provided at the time of completion of such purchases, as might otherwise be required by Rule 10b-10.

    Any undistributed net investment income and undistributed realized gains increase a Fund's net assets for the purpose of calculating net asset value per share. Therefore, on the "ex-dividend" or "ex-distribution" date, the net asset value per share excludes the dividend or distribution (i.e., is reduced by the per share amount of the dividend or distribution). Dividends and distributions paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable to shareholders subject to tax.

    Expenses of the Company allocated to a particular class of shares of a Fund will be borne on a pro rata basis by each outstanding share of that class.

                                     TAXES

TAX STATUS OF THE FUNDS

    The following summary of certain federal income tax consequences is based on current federal income tax laws and regulations, which may be changed by legislative, judicial or administrative action, possibly with retroactive effect. See also the tax sections in the Statement of Additional Information.

    No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of the Funds or their shareholders. Accordingly, shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local income taxes.

    Each of the Funds is generally treated as a separate entity for federal income tax purposes, and thus the provisions of the Code generally will be applied to each Fund separately, rather than to the Company as a whole. Accordingly, net long-term and short-term capital gains, net income and operating expenses will be determined separately for each Fund.

    Each Fund has elected and qualified, and intends to continue to qualify each year, for the special tax treatment afforded "regulated investment companies" ("RICs") under Subchapter M of the Code so that it will be relieved of federal income tax on that part of its net investment income and net capital gain (the excess of net long-term capital gain over net short-term capital loss, less any available loss carryforward) which is distributed to its shareholders.

DISTRIBUTIONS AND DISPOSITIONS

    Each Fund distributes substantially all of its net investment income (including, for this purpose, net short-term capital gain) to its shareholders. Dividends paid by a Fund from its net investment income will be taxable to the shareholders of the Fund as ordinary income, whether received in cash or in additional shares, if the shareholder is subject to tax. Dividends paid by a Fund attributable to dividends received with respect to shares of domestic corporations may qualify for the dividends-received deduction for corporations.

    Distributions of net capital gains ("capital gain dividends") are taxable to shareholders subject to tax as long-term capital gains, regardless of how long the shareholder has held a Fund's shares. Capital gain dividends are not eligible for the corporate dividends-received deduction. Each Fund will make annual reports to shareholders of the federal income tax status of all distributions. See the discussion below for a summary of the tax rates applicable to capital gains (including capital gain dividends).

    Each Fund intends to make sufficient distributions or deemed distributions of its ordinary income and net capital gains prior to the end of each calendar year to continue to qualify as a RIC under the Code and to avoid liability for federal income and excise taxes.

    Dividends and other distributions declared by a Fund in October, November or December that are payable as of a record date in such month and are paid at any time during January of the following year are treated as having been paid by the Fund and received by the shareholders on December 31st of the year in which they are declared.

    The sale, exchange or redemption of shares may result in taxable gain or loss to the selling, exchanging or redeeming shareholder, depending upon whether the fair market value of the sale, exchange or redemption proceeds exceeds or is less than the shareholder's adjusted tax basis in the sold, exchanged or redeemed shares. If capital gain dividends have been paid with respect to shares that are sold at a loss after being held for six months or less, then the loss is treated as a long-term capital loss to the extent of such capital gain dividends. Shareholders may also be subject to state and local taxes on distributions from the Funds.

    The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) 20% for capital assets held for more than one year. The maximum long-term capital gains rate for corporations is 35%. A special 28% tax rate may apply to a portion of the capital gain dividends paid by the Fund with respect to its taxable year ended June 30, 1998.

    THE TAX DISCUSSION SET FORTH ABOVE IS INCLUDED HEREIN FOR GENERAL INFORMATION ONLY. PROSPECTIVE INVESTORS AND SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE FUNDS.

                              GENERAL INFORMATION

DESCRIPTION OF COMMON STOCK

    The Company was organized as a Maryland corporation on August 14, 1992, under the name Morgan Stanley Fund, Inc. On July 14, 1998, the Company adopted its current name. The Amended Articles of Incorporation currently permit the Company to issue 28.5 billion shares of common stock, par value $.001 per share. Pursuant to the Company's By-Laws, the Board of Directors may increase the number of shares the Company is authorized to issue without the approval of the shareholders of the Company. The Board of Directors has the power to designate one or more classes of shares of common stock and to classify and reclassify any unissued shares with respect to such classes.

    The shares of each Fund, when issued, will be fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Except as described herein, the shares have no preference as to conversion, exchange, dividends, retirement or other features and have no preemptive rights. The shares of the Funds have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. Under Maryland law, the Company is not required to hold an annual meeting of its shareholders unless required to do so under the 1940 Act. Any person or organization owning 25% or more of the outstanding shares of a Fund may be presumed to "control" (as that term is defined in the 1940 Act) such Fund. As of September 3, 1998, MCPF&S, FBO, Its customers, 4800 Deer Lake Dr., Jacksonville, FL 32246-6484, was presumed to "control" the High Yield & Total Return Fund based solely on its ownership of more than 25% of the outstanding voting shares of both Class A and Class B of such Fund.

REPORTS TO SHAREHOLDERS

    The Company will send to its shareholders annual and semi-annual reports; the financial statements appearing in annual reports are audited by independent accountants.

    In addition, the Company or Investor Services will send to each shareholder having an account directly with the Company a quarterly statement showing transactions in the account, the total number of shares owned, and any dividends or distributions paid. In addition, when a transaction occurs in a shareholder's account, the Company or Investor Services will send the shareholder a confirmation statement showing the same information.

CUSTODIAN

    Domestic securities and cash are held by Chase, which is not an affiliate of the Adviser, the Sub-Adviser or the Distributor. Morgan Stanley Trust Company, Brooklyn, New York ("Morgan Stanley Trust"), acts as the Company's custodian for foreign assets held outside the United States and employs subcustodians who were approved by the Directors of the Company in accordance with regulations of the SEC for the purpose of providing custodial services for such assets. Morgan Stanley Trust may also hold certain domestic assets for the Company. Morgan Stanley Trust is an affiliate of the Adviser, the Sub-Adviser and the Distributor. For more information on the custodians, see "General Information -- Custody Arrangements" in the Statement of Additional Information.

DIVIDEND DISBURSING AND TRANSFER AGENT

    Van Kampen Investor Services Inc., P.O. Box 418256, Kansas City, Missouri 64141-9256, acts as dividend disbursing and transfer agent for the Company.

INDEPENDENT ACCOUNTANTS

    PricewaterhouseCoopers LLP, 200 East Randolph Street, Chicago, Illinois 60601, serves as independent accountants for the Company and audits its annual financial statements.

                                   APPENDIX A
                     DESCRIPTION OF CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC. -- CORPORATE BOND RATINGS:

    Aaa -- Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    Moody's applies numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modifier 2 indicates a mid-range rating and the modifier 3 indicates that the issue ranks at the lower end of the rating category.

    A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S RATINGS GROUP CORPORATE BOND RATINGS:

    AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay principal and interest.

    AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree.

    A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

    BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

    BB, B, CCC, CC -- Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

    C -- The rating C is reserved for income bonds on which no interest is being paid.

    D -- Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

--------------------------------------------------------------------------------

                                   VAN KAMPEN
                           EMERGING MARKETS DEBT FUND
                            GLOBAL FIXED INCOME FUND
                         HIGH YIELD & TOTAL RETURN FUND
                           WORLDWIDE HIGH INCOME FUND

                                 PORTFOLIOS OF
                          VAN KAMPEN SERIES FUND, INC.

        ----------------------------------------------------------------

                                   PROSPECTUS

                               SEPTEMBER 30, 1998

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